Exhibit 2.1

EXECUTION VERSION

FIRST AMENDMENT TO LOAN AGREEMENT

This AMENDMENT (this “Amendment”) dated as of October 19, 2018, to the Loan Agreement, dated as of August 30, 2018 (as amended or otherwise modified prior to the date hereof, the “Loan Agreement”; the Loan Agreement, as amended by this Amendment, the “Amended Loan Agreement”), by and among UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”) and certain Subsidiaries of UNFI party thereto from time to time that become borrowers (each such Subsidiary, together with UNFI and UNFW, collectively, the “U.S. Borrowers”), UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (the “Canadian Borrower” and, together with the U.S. Borrowers, collectively, the “Borrowers”), the financial institutions party to the Loan Agreement from time to time as lenders (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (“Administrative Agent”), BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian agent for the Lenders (“Canadian Agent”), and the other parties party thereto.

WHEREAS, the Borrowers have requested that the Loan Agreement be amended as set forth in the pages of the Loan Agreement attached as Exhibit A hereto.

WHEREAS, the U.S. Borrowers have requested an increase in the U.S. Revolver Commitments by an aggregate principal amount of $100,000,000 in accordance with Section 2.1.7. of the Loan Agreement (the “2018 Incremental Facility”).

WHEREAS, this Amendment includes amendments to the Loan Agreement that are subject to the approval of the Required Lenders and that will become effective on the Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.

WHEREAS, the Lenders party hereto (collectively, the “Consenting Lenders” and, each, a “Consenting Lender”) constitute the Required Lenders under the Loan Agreement immediately prior to the effectiveness of this Amendment, and each Consenting Lender consents to this Amendment.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Unless otherwise defined herein, capitalized terms which are defined in the Loan Agreement are used herein as therein defined.

SECTION 2. Amendment.  Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Loan Agreement shall be amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Loan Agreement attached as Exhibit I hereto, (ii) add Exhibit G thereto, which is in the form of Exhibit II hereto and (iii) insert the updates to the Schedules to the Loan Agreement, attached as Exhibit III hereto (collectively, the “Schedule Updates”).

SECTION 3. Increase in Commitments.  Effective as of the date hereof, subject to the terms and conditions set forth herein, the Aggregate U.S. Revolver Commitments and the Aggregate

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Commitments shall be increased by the amount of $100,000,000 each, and such increase shall be allocated as specified on Exhibit IV hereto opposite the name of each Lender providing such U.S. Revolver Commitments in respect of the 2018 Incremental Facility (each, an “Incremental Lender”).

SECTION 4. Effectiveness.  This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received executed counterparts of this Amendment that, when taken together, bear the signatures of the Administrative Agent, each Borrower and the Consenting Lenders.

SECTION 5. Representations and Warranties.  Each Borrower hereby represents and warrants that, after giving effect to the provisions of this Amendment, the following statements are true and correct:

(a)                                 the execution, delivery and performance of this Amendment and the Amended Loan Agreement have been duly authorized by all necessary corporate or other organizational action on the part of such Borrower;

(b)                                 this Amendment has been duly executed and delivered by such Borrower and is a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; and

(c)                                  no Default or Event of Default has occurred and is continuing.

SECTION 6. Effect of Amendment.

(a)                                 Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances.

(b)                                 From and after the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Loan Agreement in any other Loan Document shall be deemed a reference to the Amended Loan Agreement.  This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement, the Amended Loan Agreement and the other Loan Documents.

SECTION 7.  Reaffirmation.  Each Borrower acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Loan Agreement, as amended hereby).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SECTION 8. Miscellaneous.

(a)                                 Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

(b)                                 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts shall be an original, but all of which shall together constitute one and the same instrument.  This Amendment may be delivered by facsimile or other electronic transmission of the relevant signature pages hereof.  No amendment to or modification of this Amendment shall be effective unless in writing and signed by each party hereto.

(c)                                  This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).

(d)                                 Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York, New York and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Amendment in the courts of any jurisdiction.

(e)                                  Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.3.1 of the Loan Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(f)                                   EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[The remainder of this page is intentionally left blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

UNITED NATURAL FOODS, INC.

By:	/s/ Michael P. Zechmeister
	Name:	Michael P. Zechmeister
	Title:	Senior Vice President, Chief Financial Officer and Treasurer
Address:

313 Iron Horse Way

Providence, RI 02908

Attn: Michael P. Zechmeister, Senior Vice President, Chief Financial Officer and Treasurer

Telecopy: 877-566-8481

Email: mzechmeister@unfi.com

Website: www.unfi.com

UNITED NATURAL FOODS WEST, INC.

By:	/s/ Michael P. Zechmeister
	Name:	Michael P. Zechmeister
	Title:	Vice President, Chief Financial Officer, Treasurer and Assistant Secretary
Address:

313 Iron Horse Way

Providence, RI 02908

Attn: Michael P. Zechmeister, Senior Vice President, Chief Financial Officer and Treasurer

Telecopy: 877-566-8481

Email: mzechmeister@unfi.com

Website: www.unfi.com

UNFI CANADA, INC.

By:	/s/ Michael P. Zechmeister
	Name:	Michael P. Zechmeister
	Title:	Chief Financial Officer,
Address:

313 Iron Horse Way

Providence, RI 02908

Attn: Michael P. Zechmeister, Senior Vice President, Chief Financial Officer and Treasurer

Telecopy: 877-566-8481

Email: mzechmeister@unfi.com

Website: www.unfi.com

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: SVP

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BANK OF AMERICA, N.A., as a Consenting Lender

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: SVP

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BANK OF AMERICA, N.A., as an Incremental Lender

By:	/s/ Edgar Ezerins
Name: Edgar Ezerins
Title: SVP

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Consenting Lender and Canadian Lender

By:	/s/ David Philips
Name: David Philips
Title: Senior Vice President, Credit Officer Canada

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By:	/s/ Thomas G. Williams
Name: Thomas G. Williams
Title: Authorized Officer

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

U.S. Bank National Association, as a Consenting Lender

By:	/s/ Nicole Manies
Name: Nicole Manies
Title: Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BRANCH BANKING AND TRUST COMPANY, as a Consenting Lender

By:	/s/ David Miller
Name: David Miller
Title: Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BANK OF MONTREAL, as a Consenting Lender

By:	/s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CITIZENS BANK, N.A., as a Consenting Lender

By:	/s/ Peter Yelle
Name: Peter Yelle
Title: VP

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

TD BANK, N.A., as a Consenting Lender

By:	/s/ Virginia Pulverenti
Name: Virginia Pulverenti
Title: Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

THE TORONTO-DOMINION BANK, as a Consenting Lender

By:	/s/ Ryan Yee
Name: Ryan Yee
Title: SR. ANALYST

By:	/s/ Darcy Mack
Name: Darcy Mack
Title: AVP

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ROYAL BANK OF CANADA, as a Consenting Lender

By:	/s/ Anna Bernat
Name: Anna Bernat
Title: Attorney in Fact

By:	/s/ Jeff Patchell
Name: Jeff Patchell
Title: Attorney in Fact

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Consenting Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Jeff Patchell
Name: Christopher Zybrick
Title: Authorized Signatory

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PNC BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Biana Musiyenko
	Name:	Biana Musiyenko
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Micah Spellman
	Name:	Micah Spellman
	Title:	Director

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

FARM CREDIT EAST, ACA, as a Consenting Lender

By:	/s/ Kerri B. Sears
	Name:	Kerri B. Sears
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Consenting Lender

By:	/s/ William Binder
	Name:	William Binder
	Title:	Executive Director

By:	/s/ Timoty J. Devane
	Name:	Timothy J. Devane
	Title:	Executive Director

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CITY NATIONAL BANK, as a Consenting Lender

By:	/s/ Jack Lampert
	Name:	Jack Lampert
	Title:	Senior Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Incremental Lender and a US Lender

By:	/s/ Lynn Gosselin
	Name:	Lynn Gosselin
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

JPMorgan Chase Bank, N.A., as an Incremental Lender

By:	/s/ Thomas G. Williams
	Name:	Thomas G. Williams
	Title:	Authorized Officer

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

BRANCH BANKING AND TRUST COMPANY, as an Incremental Lender

By:	/s/ David Miller
	Name:	David Miller
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ROYAL BANK OF CANADA, as an Incremental Lender

By:	/s/ Anna Bernat
	Name:	Anna Bernat
	Title:	Attorney in Fact

By:	/s/ Jeff Patchell
	Name:	Jeff Patchell
	Title:	Attorney in Fact

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

PNC BANK, NATIONAL ASSOCIATION, as an Incremental Lender

By:	/s/ Bianca Musiyenko
	Name:	Bianca Musiyenko
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CAPITAL ONE, NATIONAL ASSOCIATION, as an Incremental Lender

By:	/s/ Micah Spellman
	Name:	Micah Spellman
	Title:	Director

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CITY NATIONAL BANK, as an Incremental Lender

By:	/s/ Jack Lampert
	Name:	Jack Lampert
	Title:	Senior Vice President

[Signature Page to First Amendment to Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit I

[Amendments to Loan Agreement attached]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXECUTION VERSION

UNITED NATURAL FOODS, INC.,

UNITED NATURAL FOODS WEST, INC.

and certain other Subsidiaries from time to time,

as U.S. Borrowers

and

UNFI CANADA, INC.,

as Canadian Borrower

LOAN AGREEMENT

Dated as of August 30, 2018

U.S.$~~2,000,000,000.00~~2,100,000,000.00

CERTAIN FINANCIAL INSTITUTIONS,

as Lenders

and

BANK OF AMERICA, N.A.,
as Administrative Agent

BANK OF AMERICA, N.A. (acting through its Canada branch),

as Canadian Agent

GOLDMAN SACHS BANK USA, WELLS FARGO BANK, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION,

as Co-Syndication Agents

and

~~MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,~~

BANK OF AMERICA, N.A.,

GOLDMAN SACHS BANK USA, WELLS FARGO BANK, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

LIST OF EXHIBITS AND SCHEDULES

Exhibit A                                                                                             U.S. Revolver Note
Exhibit B                                                                                             Canadian Note
Exhibit C                                                                                             Assignment and Acceptance
Exhibit D                                                                                             Assignment Notice
Exhibit E                                                                                              Intercreditor Agreement

Exhibit F                                                                                               Credit Card Notification

Exhibit G                                                                                             Secured Bank Product Notification

Schedule 1.1(a)                                                            U.S. Revolver Commitments and Canadian Commitments of Lenders
Schedule 1.1(b)                                                            Fiscal Periods; Fiscal Quarters
Schedule 9.1.4                                                                 Names and Capital Structure
Schedule 9.1.11                                                          Patents, Trademarks, Copyrights and Licenses
Schedule 9.1.14                                                          Environmental Matters
Schedule 9.1.16                                                          Litigation
Schedule 9.1.18                                                          Pension Plans
Schedule 9.1.20                                                          Labor Contracts
Schedule 10.1.11                                                   Post-Closing Deliverables

Schedule 10.2.1                                                          Existing Debt
Schedule 10.2.2                                                          Existing Liens
Schedule 10.2.5                                                          Existing Investments
Schedule 10.2.17                                                   Existing Affiliate Transactions

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

LOAN AGREEMENT

THIS LOAN AGREEMENT is dated as of August 30, 2018, by and among UNITED NATURAL FOODS, INC., a Delaware corporation (“UNFI”), UNITED NATURAL FOODS WEST, INC., a California corporation (“UNFW”) and certain Subsidiaries of UNFI party hereto from time to time that become borrowers pursuant to Section 10.1.9 (each such Subsidiary, together with UNFI and UNFW, collectively, “U.S. Borrowers”), UNFI CANADA, INC., a corporation organized under the Canada Business Corporations Act (“Canadian Borrower” and, together with U.S. Borrowers, collectively, “Borrowers”), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (“Administrative Agent”), BANK OF AMERICA, N.A. (acting through its Canada branch), as Canadian agent for the Lenders (“Canadian Agent”), the Co-Syndication Agents set forth on the cover page hereof, and ~~MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED~~BANK OF AMERICA, N.A., GOLDMAN SACHS BANK USA, and WELLS FARGO BANK, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners.

R E C I T A L S:

WHEREAS, on the Closing Date, UNFI will acquire (the “Supervalu Acquisition”) Supervalu Inc., a Delaware corporation (“Supervalu”), pursuant to the Agreement and Plan of Merger, dated as of July 25, 2018 (together with the schedules and exhibits thereto and as amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner not prohibited hereunder, the “Supervalu Acquisition Agreement”), by and among, inter alia, Supervalu Inc., UNFI and Supervalu Enterprises, Inc., a wholly-owned subsidiary of UNFI incorporated under the laws of the State of Delaware.

WHEREAS, in connection with the foregoing, the Borrowers have initially requested the Lenders to make available to the Borrowers an asset based revolving credit facility in an initial aggregate principal amount of U.S.$2,000,000,000, which facility will initially consist of U.S. Revolver Commitments of U.S.$1,950,000,000 and Canadian Commitments of U.S.$50,000,000, and the proceeds under which will be used for the purposes set forth in Section 2.1.3.

WHEREAS, on October 19, 2018, the Borrowers established pursuant to the First Amendment to Loan Agreement dated as of such date an increase in the U.S. Revolver Commitments of U.S.$100,000,000.

WHEREAS, in connection with the foregoing, on the Closing Date, the Borrower Agent shall use the proceeds of (x) cash on hand, (y) the loans incurred under the Term Loan Facility and (z) the Loans made on the Closing Date to fund (i) the payment of consideration pursuant to the terms and conditions of the Supervalu Acquisition Agreement, and the other payments contemplated by the Supervalu Acquisition Agreement, (ii) the repayment in full (or the termination, discharge or defeasance) of, and termination of commitments under, all outstanding indebtedness (and the release of guarantees and liens securing such indebtedness) of (A) the Borrower Agent and its Subsidiaries under (1) the Term Loan Agreement, dated as of August 14, 2014, by and among the Borrower Agent, Bank of America, N.A., as administrative agent, the lenders party thereto and the other parties party thereto (the “Existing UNFI Term Loan Credit Agreement”) and (2) that Third Amended and Restated Loan and Security Agreement, dated as of April 29, 2016, by and among UNFI, UNFW, THE Canadian Borrower, the lenders party thereto, the Administrative Agent and the other parties party thereto (the “Existing UNFI ABL Credit Agreement”) (including the payment in full of any outstanding interest, fees and expenses

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

owing or accruing under or in respect of the Existing UNFI ABL Credit Agreement) and (B) Supervalu Inc. and its Subsidiaries under (1) the Second Amended and Restated Term Loan Credit Agreement, dated as of January 31, 2014, by and among Supervalu Inc., Goldman Sachs Bank USA, as administrative agent, the lenders party thereto and the other parties party thereto, (2) the Amended and Restated Credit Agreement, dated as of March 21, 2013, by and among Supervalu Inc., Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto and the other parties party thereto, (3) Supervalu Inc.’s 6.75% Senior Notes due June 1, 2021 and (4) Supervalu Inc.’s 7.75% Senior Notes due November 15, 2022 (the repayment, termination, discharge, defeasance, arrangement and release of all such indebtedness in this clause (ii) or, solely, in the case of the Existing UNFI Term Loan Credit Agreement, the giving of irrevocable notice for the repayment or redemption thereof in full, collectively, the “Closing Date Refinancing”), (iii) fees and expenses incurred in connection with the foregoing and transactions related thereto and (iv) working capital and general corporate purposes.

WHEREAS, substantially concurrently with the closing of the Supervalu Acquisition, the Borrower Agent is entering into the Term Loan Agreement to incur first lien term loans in an aggregate principal amount of up to $~~2,150,000,000~~1,950,000,000 (intended to consist of a $1,800,000,000 term loan “B” tranche and a $150,000,000 364-day tranche), subject to the terms of the Intercreditor Agreement.

WHEREAS, the Lenders have indicated their willingness to make Loans, and the Issuing Banks have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

SECTION 1.                         DEFINITIONS; RULES OF CONSTRUCTION

1.1.                            Definitions. As used herein, the following terms have the meanings set forth below:

ABL Priority Collateral: as defined in the Intercreditor Agreement.

Account: as defined in the UCC or PPSA, as applicable, and all “claims” (for purposes of the Civil Code of Québec), including all rights to payment for goods sold or leased, or for services rendered.

Account Debtor: a Person who is obligated under an Account, Chattel Paper or General Intangible, including, without limitation, a Credit Card Issuer, a Credit Card Processor, a Fiscal Intermediary or another Third Party Payor.

Acquired EBITDA: with respect to any Acquired Entity or Business for any period or any Converted Restricted Subsidiary, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable.

Acquired Entity or Business: the meaning specified in the definition of the term “Consolidated EBITDA.”

Adjusted Aggregate Availability: the sum of (a) Aggregate Availability, plus (b) subject to Section 10.1.1(c), the amount by which (i) the sum of (A) the U.S. Accounts Formula Amount, plus (B).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Bank of America Indemnitees: Bank of America and its Affiliates and their respective officers, directors, employees, branches (including Bank of America-Canada Branch), agents, mandataries, and attorneys.

Bank Product: any of the following products, services or facilities extended to any Borrower or Subsidiary by a Lender or any of its Affiliates: (a) Cash Management Services; (b) products under Hedging Agreements; (c) commercial credit card and merchant card services; and (d) other banking products or services as may be requested by any Borrower or Subsidiary, other than Letters of Credit.

Bank Product Reserve: the sum of (a) with respect to Qualified Secured Bank Product Obligations, an amount equal to the sum of the maximum amounts of the then outstanding Qualified Secured Bank Product Obligations to be secured as set forth in the notices delivered by Secured Bank Product Providers providing such Qualified Secured Bank Product Obligations ~~and the Borrower Agent to the Administrative Agent in accordance with clause (b) of the definition of Secured Bank Product Providers~~ plus (b) with respect to any other Secured Bank Product Obligations, the aggregate amount of reserves established by Administrative Agent from time to time in its Permitted Discretion to reflect the reasonably anticipated liabilities in respect of such other then outstanding Secured Bank Product Obligations.

Bankruptcy Code: Title 11 of the United States Code.

Base Rate: for any day, a per annum rate equal to the highest of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; and (c) LIBOR for a one-month interest period as determined on such day, plus 1.0%.

Base Rate Loan: any Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in U.S. Dollars.

Beneficial Ownership Certification: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

Beneficial Ownership Regulation: 31 C.F.R. § 1010.230.

Benefits Plan: (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

Board of Governors: the Board of Governors of the Federal Reserve System.

Borrowed Money: with respect to any Obligor, without duplication, its (a) Debt that (i) arises from the lending of money by any Person to such Obligor, (ii) is evidenced by notes, drafts, bonds, debentures, credit agreements or similar instruments, (iii) accrues interest in the absence of default or is a type upon which interest charges are customarily paid (excluding trade payables owing in the Ordinary Course of Business), or (iv) was issued or assumed as full or partial payment for Property (excluding trade payables owing in the Ordinary Course of Business); (b) Capital Leases; (c) reimbursement obligations with respect to standby letters of credit; and (d) guaranties of any Debt of the foregoing types owing by another Person.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrower or any Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed of by such Borrower or such Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition) and (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Senior Officer and delivered to the Lenders and the Administrative Agent. For purposes of determining the Consolidated EBITDA for any period, there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than any Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by any Borrower or any Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition).

Consolidated First Lien Net Leverage Ratio: with respect to any most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis, the ratio of (a) Consolidated Total Debt (i) that is secured by a Lien on the Collateral on a pari passu or senior priority basis with the Liens securing the Term Loan Facility (but without regard to the control of remedies) or (ii) that constitutes Capital Lease obligations of the Borrower Agent or any of its Subsidiaries, plus, the principal amount of Obligations, as of the last day of such most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis to (b) Consolidated EBITDA of the Borrowers and the Subsidiaries for such most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis~~.~~; provided that, with respect to any date of determination occurring during the fiscal months ending closest to October 31, November 30 and December 31 of any Fiscal Year of the Borrower Agent, an amount equal to $150,000,000 shall be deducted from the calculation of Consolidated Total Debt for the purposes of this calculation.

Consolidated Interest Expense: with respect to any Person for any period (and with respect to the Borrowers and Subsidiaries, such Persons on a consolidated basis), without duplication, the sum of:

(a)                                 consolidated interest expense of such Person for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount or premium resulting from the issuance of Debt at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest payments, (d) the interest component of Capital Lease obligations and (e) net payments, if any, pursuant to interest rate obligations under any Hedging Agreements with respect to Debt); plus

(b)                                 consolidated capitalized interest of such Person for such period, whether paid or accrued; less

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption.

Consolidated Secured Net Leverage Ratio: with respect to any most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis, the ratio of (a) Consolidated Total Debt that is secured by a Lien on the property of the Borrower Agent or any of its Subsidiaries and (b) Consolidated EBITDA of the Borrowers and the Subsidiaries for such most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis~~.~~; provided that, with respect to any date of determination occurring during the fiscal months ending closest to October 31, November 30 and December 31 of any Fiscal Year of the Borrower Agent, an amount equal to $150,000,000 shall be deducted from the calculation of Consolidated Total Debt for the purposes of this calculation.

Consolidated Total Debt: as of any date of determination, (a) the aggregate principal amount of Debt of the Borrowers and the Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Debt resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of Debt for borrowed money (including obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments), Capital Lease obligations and letters of credit (but only to the extent any letter of credit has been drawn but not reimbursed) minus (b) the aggregate amount of unrestricted cash and Cash Equivalents (in each case, free and clear of all Liens other than any nonconsensual Lien that is permitted under the Loan Documents, Liens of the Administrative Agent, Liens in favor of the Term Loan Facility Agent under the Term Loan Facility Documents and any Liens securing other Debt permitted hereunder to be secured by a Lien on the Collateral along with the Obligations), which aggregate amount of cash and Cash Equivalents shall be determined without giving pro forma effect to the proceeds of Debt incurred on such date; provided that Consolidated Total Debt shall not include obligations under Hedging Agreements entered into in the ordinary course of business and not for speculative purposes.

Consolidated Total Net Leverage Ratio: with respect to any most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis, the ratio of (a) Consolidated Total Debt as of the last day of such any most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis to (b) Consolidated EBITDA of the Borrowers and the Subsidiaries for such most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis~~.~~; provided that, with respect to any date of determination occurring during the fiscal months ending closest to October 31, November 30 and December 31 of any Fiscal Year of the Borrower Agent, an amount equal to $150,000,000 shall be deducted from the calculation of Consolidated Total Debt for the purposes of this calculation.

Contingent Obligation: any obligation of a Person arising from a guaranty, indemnity or other assurance of payment or performance of any Debt or dividend (“primary obligations”) of another obligor (“primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person under any (a) guaranty, endorsement, co-making or sale with recourse of an obligation of a primary obligor; (b) obligation to make take-or-pay or similar payments regardless of nonperformance by any other party to an agreement; and (c) arrangement (i) to purchase any primary obligation or security therefor, (ii) to supply funds for the purchase or payment of any primary obligation, (iii) to maintain or assure working capital, equity capital, net worth or solvency of the primary obligor, (iv) to purchase Property or services for the purpose of assuring the ability of the primary obligor to perform a primary obligation, or (v) otherwise to assure or hold harmless the holder of any primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be the stated or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

HIPAA Compliance Plan: as defined in Section 9.1.29.(a).

Immaterial Subsidiary: any Subsidiary of a Borrower that, together with its Subsidiaries, (a) generated less than 5% of ~~Consolidated EBITDA~~gross revenues for the Fiscal Year most recently ended or (b) had total assets (including Equity Interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of less than 5% of the total assets of the Borrowers and their Subsidiaries, on a consolidated basis, as of the end of the Fiscal Year most recently ended; provided, however, that if at any time there are Subsidiaries that are classified as “Immaterial Subsidiaries” but that collectively (i) generated more than 5% of ~~Consolidated EBITDA~~gross revenues for the Fiscal Year most recently ended or (ii) had total assets (including Equity Interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of equal to or greater than 5% of the total assets of the Borrowers and their Subsidiaries on a consolidated basis, as of the end of the Fiscal Year most recently ended, then the Borrowers shall cause such Subsidiaries to comply with the provisions of Section 10.1.9 such that, after such Subsidiaries become Guarantors hereunder, the Subsidiaries that are not Guarantors shall (A) have generated less than 5% of ~~Consolidated EBITDA~~gross revenues for the Fiscal Year most recently ended and (B) have had total assets of less than 5% of the total assets of the Borrowers and their Subsidiaries on a consolidated basis as of the end of the Fiscal Year most recently ended. To the extent any of such Subsidiaries are acquired or formed during the relevant Fiscal Year, the percentages set forth above shall be calculated on a pro forma basis after giving effect to such acquisition or formation as if such acquisition or formation had occurred on the first day of such Fiscal Year.

Incremental Equivalent Debt: Debt of any Borrower or any Subsidiary in an aggregate principal amount not to exceed the Maximum Incremental Facilities Amount so long as (A) such Debt shall not mature prior to the date that is 91 days after the latest Applicable Termination Date (or prior to the latest Applicable Termination Date in the case of any such Debt that is secured with a Lien on the Term Loan Priority Collateral ranking pari passu with the Liens securing the Term Loan Facility); provided, that the foregoing requirements of this clause (A) shall not apply to the extent such Debt constitutes a customary bridge facility, so long as the long-term Debt into which such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (A), (B) such Debt shall not have mandatory prepayment, redemption or offer to purchase events more onerous than those applicable to the initial term loans under the Term Loan Facility; provided, that the foregoing requirements of this clause (2) shall not apply to the extent such Debt constitutes a customary bridge facility, so long as the long-term Debt into which such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (B), (C) in the case of any secured Incremental Equivalent Debt, shall be subject to customary intercreditor terms (including those in the Intercreditor Agreement and/or any other lien subordination and intercreditor arrangement reasonably satisfactory to the Borrower and the Administrative Agent, as applicable), (D) such Debt is not guaranteed by any Person other than any Obligor, (E) if such Debt is secured, it is not secured by any assets other than the Collateral and (F) the maximum aggregate principal amount of Incremental Equivalent Debt that may be incurred by Subsidiaries that are not Obligors shall not exceed the greater of (x) U.S.$50,000,000 and (y) 5.00% of Consolidated EBITDA of the Borrowers and the Subsidiaries for the most recently ended most recently ended period of four consecutive Fiscal Quarters calculated on a pro forma basis at any one time outstanding (this clause (F), the “Non-Loan Party Incremental Debt Basket”).

Incremental Fixed Dollar Basket: the greater of (x) $875,000,000 and (y) 100% of Consolidated EBITDA (calculated on a pro forma basis) for the most recently ended period of four consecutive Fiscal Quarters.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Purchase Money Lien: a Lien that secures (a) Capital Leases or any Refinancing Debt with respect thereto or (b) Purchase Money Debt or any Refinancing Debt with respect thereto, in each case, encumbering only the fixed or capital assets acquired with such Debt (and additions and accessions to such assets and the proceeds and the products thereof and customary security deposits) and constituting a purchase money security interest under the UCC, in the case of clause (b), the PPSA or other Applicable Law.

Qualified Cash: as of any date of determination, as to any Person, the aggregate amount of unrestricted cash and Cash Equivalents of such Person and its Subsidiaries as of such date that is (a) held in a Deposit Account (other than an account exclusively used for payroll, payroll taxes or employee benefits), investment account, securities account or such other account, in each case, with the Administrative Agent, (b) subject to the Applicable Agent’s first priority perfected Lien and (c) not subject to any other Lien, other than nonconsensual Liens permitted under Section 10.2.2 having priority by operation of applicable Law, without limiting the ability of the Administrative Agent to change, establish or eliminate any Availability Reserves in its Permitted Discretion on account of any such nonconsensual Liens; provided that the Borrower Agent shall promptly notify the Administrative Agent of any such nonconsensual Lien after obtaining knowledge thereof.

Qualified ECP: an Obligor with total assets exceeding $10,000,000, or that constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” under Section 1a(18)(A)(v)(II) of such act.

Qualified Equity Interests: any Equity Interests of UNFI that are not Disqualified Equity Interests.

Qualified Secured Bank Product Obligations: Debt, obligations and other liabilities with respect to Hedging Agreements owing by a Borrower or Subsidiary to a Secured Bank Product Provider, ~~that the Borrower Agent, in a written notice to the Administrative Agent, has expressly requested be treated as Qualified Secured Bank Product Obligations for purposes hereof, up to the maximum amount (in the case of any Secured Bank Product Provider other than Bank of America and its Affiliates or branches) specified by such provider and the Borrower Agent in writing to the Administrative Agent, which amount may be established and increased or decreased by further written notice from such provider and the Borrower Agent to the Administrative Agent from time to time~~ as long as no Overadvance would result from establishment of a Bank Product Reserve for such amount. The reasonably anticipated liabilities in respect of such obligations with respect to Hedging Agreements owed to Bank of America and its Affiliates or branches shall constitute Qualified Secured Bank Product Obligations unless otherwise agreed by Bank of America or such Affiliate or branch. Notwithstanding the foregoing, in no event shall Qualified Secured Bank Product Obligations of an Obligor include its Excluded Swap Obligations.

RCRA: the Resource Conservation and Recovery Act (42 U.S.C. §§ 6991-6991i).

Real Estate: all right, title and interest (whether as owner, lessor or lessee) in any real Property or any buildings, structures, parking areas or other improvements thereon.

Recipient: any Agent, Issuing Bank, any Lender or any other recipient of a payment to be made by an Obligor under a Loan Document or on account of an Obligation.

Refinancing Conditions: the following conditions for Refinancing Debt: (a) it is in an aggregate principal amount that does not exceed the principal amount of the Debt being extended, renewed or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Restrictive Agreement: an agreement (other than a Loan Document) that conditions or restricts the right of (i) any Borrower, Subsidiary or other Obligor to grant Liens on any assets for the benefit of the Secured Parties with respect to the Obligations or (ii) any Borrower (other than UNFI), Subsidiary or other Obligor to declare or make Distributions or to repay any intercompany Debt.

Royalties: all royalties, fees, expense reimbursement and other amounts payable by a Borrower under a License.

S&P: Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc., and any successor thereto.

Sale Leaseback: means any transaction or series of related transactions pursuant to which any Borrower or any of the Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

Sanctions: any international economic sanctions administered or enforced by the United States Government (including OFAC), the Canadian government, the United Nations Security Council or the European Union, Her Majesty’s Treasury.

Scheduled Unavailability Date: as defined in Section 3.6.

Secured Bank Product Obligations: Debt, obligations and other liabilities with respect to Bank Products owing by a Borrower or Subsidiary to a Secured Bank Product Provider, ~~that the Borrower Agent, in a written notice to the Administrative Agent, has expressly requested be treated as Secured Bank Product Obligations and/or a Qualified Secured Bank Product Obligation for purposes hereof, up to the maximum amount (in the case of any Secured Bank Product Provider other than Bank of America and its Affiliates or branches) specified by such provider and the Borrower Agent in writing to the Administrative Agent, which amount may be established and increased or decreased by further written notice from such provider and the Borrower Agent to the Administrative Agent from time to time~~ as long as no Default or Event of Default exists and no Overadvance would result from establishment of a Bank Product Reserve for such amount; provided, that Secured Bank Product Obligations of an Obligor shall not include its Excluded Swap Obligations.

Secured Bank Product Provider: (a) Bank of America or any of its Affiliates or branches; and (b) any other Person that is a Lender or Affiliate or branch of a Lender ~~that is providing a Bank Product~~(x) on the Closing Date with respect to any Bank Product existing on the Closing Date or (y) at the time it enters into an agreement to provide a Bank Product (even though, at a later time of determination, such Person or such Person’s Affiliate no longer holds any commitments or Loans hereunder), provided such provider ~~and the Borrower Agent deliver~~delivers written notice to Administrative Agent, in the form ~~and substance satisfactory to~~attached hereto as Exhibit G or in such other form as agreed by the Administrative Agent, within 10 days (or such later date as the Administrative Agent may agree) following the later of the Closing Date or the creation of the Bank Product, (i) describing the Bank Product and setting forth the maximum amount of the related Secured Bank Product Obligations (and, if all or any portion of such Secured Bank Product Obligations are to constitute Qualified Secured Bank Product Obligations, the maximum amount of such Qualified Secured Bank Product Obligations), which amount may be established and increased or decreased by further written notice from such provider to the Administrative

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Agent from time to time, that are to be secured by the Collateral, and the methodology to be used in calculating such amount, and (ii) agreeing to be bound by Section 12.13.

Secured Parties: Agents, Issuing Banks, Lenders and Secured Bank Product Providers.

Security Agreements: (a) the Closing Date U.S. Security Agreement and (b) any other security agreement or joinder agreement that may be entered into after the Closing Date with respect to a Subsidiary of the Borrowers formed or acquired after the Closing Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

Security Documents: the Guaranties, Security Agreements, Closing Date Canadian Security Documents, Deposit Account Control Agreements, Credit Card Notifications and all other security agreements, deeds of hypothec, pledge agreements, or other collateral security agreements, instruments or documents entered into or to be entered into by an Obligor pursuant to which such Obligor grants or perfects a security interest in certain of its assets to the Applicable Agent, including PPSA and UCC financing statements and financing change statements, as applicable, required to be executed or delivered pursuant to any Security Document, and in each case any applicable joinder agreement to any of the foregoing.

Seller Note: any unsecured promissory note (and any guarantee thereof) issued by one or more Obligors (or any Subsidiary of an Obligor organized for purposes of the corresponding Permitted Acquisition, which as a part of such Permitted Acquisition will contemporaneously be merged with or into an Obligor or otherwise will become an Obligor promptly thereafter in accordance with this Agreement) in favor of a seller in connection with a Permitted Acquisition in an aggregate principal amount not to exceed the purchase price in respect of such Permitted Acquisition.

Senior Officer: each of the chairman of the board, president, chief executive officer, chief financial officer, chief accounting officer and any senior vice president of a Borrower or, if the context requires, any other Obligor.

Settlement Report: a report summarizing (a) U.S. Revolver Loans and participations in U.S. LC Obligations outstanding as of a given settlement date, allocated to U.S. Revolver Lenders on a Pro Rata basis in accordance with their U.S. Revolver Commitments and (b) Canadian Loans and participations in Canadian LC Obligations outstanding as of a given settlement date, allocated to Canadian Lenders on a Pro Rata basis in accordance with their Canadian Commitments.

Signing Date: August 30, 2018.

Sold Entity or Business: the meaning specified in the definition of the term “Consolidated EBITDA.”

Solvent: as to any Person, such Person (a) owns Property whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns Property whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or, in the case of the Canadian

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Borrowers or the Canadian Borrower, as the case may be, shall deliver a U.S. Revolver Note or Canadian Note, as the case may be, to such Lender.

2.1.3.                  Use of Proceeds. The proceeds of Loans shall be used by the applicable Borrowers solely (a) on the Closing Date, to issue or cash collateralize any letters of credit or, to the extent necessary, to fund any increase to the upfront fees or original issue discount arising in connection with the primary syndication of the Term Loan Facility, (b) on or after the Closing Date, to finance working capital and general corporate purposes, including Permitted Acquisitions permitted under Section 10.2.5, from time to time for the Borrower Agent and its Subsidiaries, (c) on the Closing Date, to fund a portion of the purchase price in connection with the Supervalu Acquisition and (d) on the Closing Date, to pay transaction fees, costs and expenses; provided, that the aggregate amount of Loans made on the Closing Date for purposes set forth in clauses (b) through (d) above shall not exceed $~~1,200,000,000~~1,475,000,000 in the aggregate plus, at the Borrower Agent’s election, an amount sufficient to fund any increase to the upfront fees or original issue discount arising in connection with the primary syndication of the Term Loan Facility. The Borrowers shall not, directly or indirectly, use the Loan proceeds or Letters of Credit (i) to fund any activities or business of or with any Person that, at the time of such funding, is the target of Sanctions, or is located in any Designated Jurisdiction, in each case, in violation of applicable Sanctions, or (ii) in a way that would result in a violation of any applicable Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions by the Borrowers or any of their Subsidiaries or any other Person participating in the Loans or the Letters of Credit (whether as underwriter, advisor, investor, or otherwise).

2.1.4.                                     Voluntary Reduction or Termination of Commitments.

(a)                                 Voluntary Reduction or Termination of U.S. Revolver Commitments and Aggregate Commitments.

(i)                                     The U.S. Revolver Commitments shall terminate on the U.S. Revolver Termination Date, unless sooner terminated in accordance with this Agreement.

(ii)                                  Upon prior written notice to Administrative Agent, Borrowers may, at their option, terminate the unused Aggregate Commitments and this credit facility; provided, that such notice must be received by the Administrative Agent not later than 11:00 a.m. three Business Days prior to the date of termination. Any notice of termination given by Borrowers shall be irrevocable (provided, further, however, that the Borrowers may specify in any such notice that such termination is conditioned upon the consummation of financing arrangements and the Borrowers may rescind any notices of termination or reduction under this Section 2.1.4(a) if such termination or reduction would have resulted from a refinancing of this credit facility, which refinancing shall not be consummated or shall be delayed). On the termination date, Borrowers shall make Full Payment of all Obligations.

(iii)                               U.S. Borrowers may permanently reduce the unused U.S. Revolver Commitments, on a Pro Rata basis for each U.S. Revolver Lender, upon prior written notice to Administrative Agent, which notice shall specify the amount of the reduction and shall be irrevocable once given; provided, that such notice must be received by the Administrative Agent not later than 11:00 a.m.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(d)                                 Debt with respect to Bank Products incurred in the Ordinary Course of Business;

(e)                                  Permitted Contingent Obligations;

(f)                                   Refinancing Debt as long as each Refinancing Condition is satisfied; provided, that (i) in the case of Refinancing Debt with respect to Debt permitted or originally incurred under clause (b), (e), (h), (i), (j), (l), (m), (n), (o), (p), (t), (u), (v), (w) or (x) of this Section 10.2.1, the incurrence of such Refinancing Debt shall be deemed to be incurred in reliance on the relevant clause noted above and not under this clause (f) and (ii) in the case of any Debt listed or described in Section 2 of Schedule 10.2.1 that is Debt of the Borrower Agent or any of its Subsidiaries owing to the Borrower Agent or any of its Subsidiaries, the lender or other obligee under such Refinancing Debt shall be the Borrower Agent or one of its Subsidiaries;

(g)                                  Debt representing an Investment that is not prohibited by Section 10.2.5;

(h)                                 intercompany Debt permitted by Section 10.2.7;

(i)                                     Debt represented by financed insurance premiums;

(j)                                    Debt representing deferred compensation to current or former employees, officers and directors of a Borrower or Subsidiary incurred in the Ordinary Course of Business;

(k)                                 Debt under any Seller Note; provided, that (i) to the extent that such Debt becomes due and payable and such payments are required to be made by the Borrower Agent or any Subsidiary, the Borrower Agent or such Subsidiary shall make such payments within two (2) Business Days thereof and (ii) the terms of such Seller Note shall be reasonably satisfactory to the Administrative Agent;

(l)                                     Debt under the Term Loan Agreement in an aggregate principal amount not to exceed (x) $~~2,150,000,000~~1,950,000,000 plus (y) the aggregate principal amount of Debt permitted to be incurred as “Incremental Facilities” under and as defined in the Term Loan Agreement as in effect on the Closing Date not to exceed at any time the Maximum Incremental Facilities Amount (or pursuant to any comparable provisions to the extent such provisions are not used to incur an aggregate principal amount of such Debt in excess of the Maximum Incremental Facilities Amount);

(m)                             Debt in respect of Incremental Equivalent Debt;

(n)                                 Debt that is not included in any of the clauses of this Section and does not exceed the greater of (x) U.S. $125,000,000 and (y) 15.00% of Consolidated EBITDA of the Borrowers and the Subsidiaries for the most recently ended period of four consecutive Fiscal Quarters calculated on a pro

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit II

[Form of Secured Bank Product Notification attached]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

[DATE]

Via Facsimile No: (860) 952-6803

Bank of America, N.A., as, Administrative Agent

CityPlace I

185 Asylum Street

Hartford, Connecticut 06103

Attention: Edgar Ezerins

Re:                             Notice of Secured Bank Product Provider

Sir or Madam:

Reference is made to that certain Loan Agreement, dated as of August 30, 2018, by and among UNITED NATURAL FOODS, INC., UNITED NATURAL FOODS WEST, INC., and certain other Subsidiaries from time to time (as U.S. Borrowers), UNFI CANADA, INC. (as Canadian Borrower), certain financial institutions (as Lenders), and BANK OF AMERICA, N.A. (as Administrative Agent), as amended, restated, supplemented, renewed, or otherwise modified from time to time (the “Loan Agreement”). Capitalized terms used but not defined herein have the meanings ascribed thereto in the Loan Agreement.

Notice is hereby provided, pursuant to the definition of “Secured Bank Product Provider” in Section 1.1 of the Loan Agreement, that [United Natural Foods, Inc.] has entered into a Hedging Agreement on [DATE] with [BANK], a Lender and Secured Bank Product Provider under the Loan Agreement. The Hedging Agreement is an [interest rate swap] governed by [an ISDA Master Agreement and Schedule]. We respectfully request that such Hedging Agreement be treated as a [Qualified] Secured Bank Product Obligation under the Loan Agreement, to be secured by the Collateral in the amount of [$ - ]. The methodology used to calculate this amount is [METHODOLOGY]. [BANK] hereby agrees to be bound by the terms of Section 12.13 of the Loan Agreement.

Please let us know if you have any questions.

Sincerely,

[BANK], as Lender and Secured Bank Product Provider

By:
Its:

ACKNOWLEDGED AND AGREED AS OF

Bank of America, N.A., as Administrative Agent

By:
Its:

With a copy to:

Davis Polk and Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Jason Kyrwood

Fax: 212-450-5425

E-mail: Jason.kyrwood@davispolk.com

Exhibit III

[Schedule Updates to the Amended Loan Agreement]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
~~Borrowers~~
United Natural Foods, Inc.	Delaware	Common — 100,000,000 Preferred — 5,000,000	Common — 50,410,808(1) Preferred — 0	N/A	N/A
United Natural Foods West, Inc.	California	Common — 100,000	Common — 1	United Natural Foods, Inc.	100%
UNFI Canada, Inc.	Canada	Common — Unlimited	Common — 100	United Natural Foods, Inc.	100%
~~Subsidiaries~~
Albert’s Organics, Inc.	California	Voting — 99,500 Non-Voting — 500	Voting — 579.36 Non-Voting — 0	United Natural Foods, Inc.	100%
Blue Marble Brands, LLC	Delaware	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
DS & DJ Realty, LLC	Florida	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
Fromages De France, Inc.	California	Common — 100	Common — 100	Tony’s Fine Foods~~, Inc.~~	100%
Gourmet Guru, Inc.	New York	Common — 200	Common — 200	United Natural Foods, Inc.	100%
Natural Retail Group, Inc.	Delaware	Common — 10,000	Common — 1,000	United Natural Foods, Inc.	100%
Nor-Cal Produce, Inc.	California	Common-1,000	Common — 1,000	United Natural Foods, Inc.	100%
SCTC, LLC	Florida	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
Select Nutrition, LLC	Delaware	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
Tony’s Fine Foods	California	Common — 200,000	Common — 122,500	United Natural Foods West, Inc.	100%
SUPERVALU INC.	Delaware	Common — 1,000	Common — 1,000	United Natural Foods, Inc.	100%
Tutto Pronte	California	Common — 100	Common — 100	Tony’s Fine Foods~~, Inc.~~	100%
UNFI Transport, LLC	Delaware	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
United Natural Trading, LLC	Delaware	N/A	N/A	United Natural Foods, Inc. (sole member)	100%
~~Direct and Indirect Subsidiaries of SUPERVALU INC.(2)~~
Advantage Logistics - Southeast, Inc.	Alabama	1,000 shares of common stock, $0.01 par value	100 shares of common stock, $0.01 par value	[***]	100%
Advantage Logistics Southwest, Inc.	Arizona	1,000 shares of common stock, no par value	1,000 shares of common stock, no par value	[***]	100%

(1)         As of August 23, 2018.

*                 Information on file with the Borrowers.

~~(2)         Information for direct and indirect Subsidiaries of  Supervalu is current as of August 28, 2018 and is subject to change prior to the Closing Date pursuant to the previously disclosed potential Supervalu interim reorganization.~~

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
Advantage Logistics USA East L.L.C.	Delaware	N/A	100 units (uncertificated)	[***]	100%
Advantage Logistics USA West L.L.C.	Delaware	N/A	100 units (uncertificated)	[***]	100%
American Commerce Centers, Inc.	Florida	100,000 shares of common stock, $0.01 par value	*	[***]	100%
Arden Hills 2003 L.L.C.	Delaware	N/A	506 units	SUPERVALU INC.	90%
Associated Grocers Acquisition Company	Florida	100,000 shares of common stock, $0.01 par value	*	[***]	100%
Associated Grocers of Florida, Inc.	Florida	10,000 shares of common stock, $0.01 par value	*	[***]	100%
Billings Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Billings Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Billings Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Bismarck Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Bismarck Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Bismarck Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Blaine North 1996 L.L.C.	Delaware	N/A	137.3619 units	SUPERVALU INC.	70%
Blue Nile Advertising, Inc.	Florida	100,000 shares of common stock, $0.01 par value per share	*	[***]	100%
Burnsville 1998 L.L.C.	Delaware	N/A	363.35 units	SUPERVALU INC.	77.5%
Butson Enterprises of Vermont, Inc.	Vermont	500 shares of common stock, no par value	300 shares of common stock, no par value	[***]	100%
Butson’s Enterprises of Massachusetts, Inc.	Massachusetts	1,000 shares of common stock, no par value	*	[***]	100%
Butson’s Enterprises, Inc.	New Hampshire	7,500 shares of Class A voting stock, $1.00 par value; 7,500 shares of Class B non-voting stock, $1.00 par value	2,386 shares of Class A voting stock, $1.00 par value; 2,500 shares of Class B non-voting stock, $1.00 par value	[***]	100%
Cambridge 2006 L.L.C.	Delaware	N/A	1,000 units	SUPERVALU INC.	100%
[***]	[***]	[***]	[***]	[***]	[***]
Champaign Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Champaign Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
Champaign Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Champlin 2005 L.L.C.	Delaware	N/A	1,814.708 units (uncertificated)	SUPERVALU INC.	100%
Coon Rapids 2002 L.L.C.	Delaware	N/A	182.2658 units (uncertificated)	SUPERVALU INC.	64%
Crown Grocers, Inc.	California	100,000 shares (par value not specified)	*	[***]	100%
Cub Foods, Inc.	Delaware	5,000 shares of common stock, $0.01 par value	1,000 shares of common stock, $0.01 par value	[***]	100%
Cub Stores, LLC	Delaware	N/A	1,000 units	[***]	100%
Eagan 2008 L.L.C.	Delaware	N/A	166.719 units (uncertificated)	SUPERVALU INC.	51%
Eagan 2014 L.L.C.	Delaware	N/A	536.9547 units (uncertificated)	SUPERVALU INC.	51%
[***]	[***]	[***]	[***]	[***]	[***]
Eastern Region Management Corporation	Virginia	5,000 shares of stock, $1.00 par value	*	[***]	100%
Fargo Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Fargo Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Fargo Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
FF Acquisition, L.L.C.	Virginia	N/A	10 units	[***]	100%
Foodarama LLC	Delaware	N/A	315 units	[***]	100%
Forest Lake 2000 L.L.C.	Delaware	N/A	147.906 units (uncertificated)	SUPERVALU INC.	65%
Fridley 1998 L.L.C.	Delaware	N/A	412.73 units (uncertificated)	SUPERVALU INC.	82%
Grocers Capital Company	California	500,000 Class A shares, no par value; 2,000,000 Class B shares, no par value; 24 Class C shares, no par value	*	[***]	100%
Hastings 2002 L.L.C.	Delaware	N/A	421.5499 units (uncertificated)	SUPERVALU INC.	51%
Hazelwood Distribution Company, Inc.	Delaware	5,000 shares of common stock, $0.01 par value	1,000 shares of common stock, $0.01 par value	[***]	100%
Hazelwood Distribution Holdings, Inc.	Delaware	5,000 shares of common stock, $0.01 par value	1,000 shares of common stock, $0.01 par value	[***]	100%
~~Hazelwood Equipment Company, Inc.~~	~~Delaware~~	~~5,000 shares of common stock, $0.001 par value~~	~~1,000 shares of common stock, $0.001 par value~~	[***]	~~100%~~
~~Hazelwood Wholesale Company, LLC~~	~~Delaware~~	~~N/A~~	~~1,000 units~~	[***]	~~100%~~
Hopkins Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
Hopkins Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Hopkins Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Hornbacher’s, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	120 shares of common stock, $0.001 par value	[***]	100%
International Distributors Grand Bahama Limited	Bahamas	5,000 shares, $1.00 each	4,999 shares, $1.00 each	[***]	99.98%
Inver Grove Heights 2001 L.L.C.	Delaware	N/A	375.03 units	SUPERVALU INC.	100%
Keatherly, Inc.	New Hampshire	300 shares of common stock, no par value; 300 shares of Class common stock, no par value	*	[***]	100%
Keltsch Bros., Inc.	Indiana	*	1,000 shares of common stock, $1.00 par value	[***]	100%
Lakeville 2014 L.L.C.	Delaware	N/A	273.8863 units (uncertificated)	SUPERVALU INC.	51%
Maplewood East 1996 L.L.C.	Delaware	N/A	667 units	SUPERVALU INC.	100%
Market Company, Ltd.	Bermuda	12,000 shares, $1.00 par value	12,000 shares, $1.00 par value	[***]	100%
Market Improvement Company	Florida	3,000 shares of Class A common stock, $100 par value; 7,000 shares of Class B common stock, $100 par value	*	[***]	100%
Monticello 1998 L.L.C.	Delaware	N/A	449.2737 units (uncertificated)	SUPERVALU INC.	90%
NAFTA Industries Consolidated, Inc.	Texas	1,000,000 shares of stock, $0.01 par value	*	[***]	51%
NAFTA Industries, Ltd.	Texas	100 units, $5,860.80 per unit	51 units, $5,860.80 per unit (uncertificated)	[***]	51%
NC&T Supermarkets, Inc.	Ohio	750 shares of common stock, no par value	100 shares of common stock, no par value	[***]	100%
Nevada Bond Investment Corp. I	Nevada	1,000 shares of common stock, $0.01 par value	*	[***]	100%
Northfield 2002 L.L.C.	Delaware	N/A	362.4074 units (uncertificated)	SUPERVALU INC.	51%
Oglesby Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Oglesby Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Oglesby Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Plymouth 1998 L.L.C.	Delaware	N/A	279.90 units (uncertificated)	SUPERVALU INC.	62.5%
Savage 2002 L.L.C.	Delaware	N/A	113.2856 units (uncertificated)	SUPERVALU INC.	51%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
SFW Holding Corp.	Delaware	1,000 shares of common stock, $0.01 par value	500 shares of common stock, $0.01 par value	[***]	100%
Shop ‘N Save East Prop, LLC	Delaware	N/A	1,000 units	[***]	100%
Shop ‘N Save East, LLC	Delaware	N/A	10,199,000 units	[***]	100%
Shop ‘N Save Prop, LLC	Delaware	N/A	1,000 units	[***]	100%
Shop ‘N Save St. Louis, Inc.	Missouri	1,000 shares of common stock, no par value	1,000 shares of common stock, no par value	[***]	100%
Shop ‘N Save Warehouse Foods, Inc.	Missouri	3,000 shares of common stock, $10.00 par value	100 shares of common stock, $10.00 par value	[***]	100%
Shoppers Food Warehouse Corp.	Ohio	25,000 shares of Class A non-voting common stock, $5.00 par value; 25,000 shares of Class B voting common stock, $5.00 par value	10,000 shares of Class B voting common stock, $5.00 par value	[***]	100%
Shorewood 2001 L.L.C.	Delaware	N/A	415 units (uncertificated)	SUPERVALU INC.	83%
Silver Lake 1996 L.L.C.	Delaware	N/A	66.827748 units (uncertificated)	SUPERVALU INC.	51%
[***]	[***]	[***]	[***]	[***]	[***]
Stevens Point Distribution Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Stevens Point Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Stevens Point Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Sunflower Markets, LLC	Delaware	N/A	100 units (uncertificated)	[***]	100%
Super Rite Foods Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
Super Rite Foods Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
Super Rite Foods, Inc.	Delaware	3,000 shares of common stock, no par value	1,000 shares of common stock, $0.01 par value	[***]	100%
SUPERVALU Enterprise Services, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Enterprises, Inc.	Delaware	57,142,857 shares of common stock, $0.01 par value; 1,000,000 shares of preferred stock	1,000 shares of common stock, $0.01 par value	SUPERVALU INC.	100%
SUPERVALU Gold, LLC	Delaware	N/A	100 units (uncertificated)	SUPERVALU INC.	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
SUPERVALU Holdco, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Holdings Equipment Company, Inc.	Delaware	5,000 shares of common stock $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Holdings Operations Company, Inc.	Delaware	5,000 shares of common stock $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Holdings PA Equipment Company, Inc.	Delaware	5,000 shares of common stock $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Holdings PA Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
SUPERVALU Holdings, Inc.	Missouri	100,000 shares of common stock, $0.01 par value	1,001.5 shares of common stock, $0.01 par value	[***]	100%
SUPERVALU Holdings - PA LLC	Pennsylvania	N/A	10 units	[***]	100%
SUPERVALU India, Inc.	Minnesota	1,000 shares of common stock, no par value	1,000 shares of common stock, no par value	[***]	100%
SUPERVALU Licensing, LLC	Delaware	N/A	1,000 units	[***]	100%
SUPERVALU Merger Sub, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	SUPERVALU Enterprises, Inc.	100%
SUPERVALU Penn Equipment Company, Inc.	Delaware	5,000 shares of common stock $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Penn Operations Company, LLC	Delaware	N/A	1,000 units	[***]	100%
SUPERVALU Penn, LLC	Pennsylvania	N/A	1,000 units	[***]	100%
SUPERVALU Pharmacies, Inc.	Minnesota	10,000 shares of common stock, $0.01 par value	*	[***]	100%
SUPERVALU Receivables Funding Corporation	Delaware	1,000 shares of common stock $10.00 par value	*	[***]	100%
SUPERVALU Services USA, Inc.	Minnesota	1,000 shares of common stock, no par value	1,000 shares of common stock, no par value	[***]	100%
SUPERVALU Transportation, Inc.	Minnesota	25,000 shares of common stock, $0.01 par value	1,000 shares of common stock, $0.01 par value	[***]	100%
SUPERVALU TTSJ, LLC	Delaware	N/A	100 units	[***]	100%
SUPERVALU WA, L.L.C.	Delaware	N/A	100 units	[***]	100%
SUPERVALU Wholesale Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Name	Jurisdiction	Number / Class of Authorized Shares	Number / Class of Issued Shares	Record Owner	Percent Ownership of Issued Shares
SUPERVALU Wholesale Holdings, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Wholesale Operations, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SUPERVALU Wholesale, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
SV Markets, Inc.	Ohio	1,000 shares of common stock, no par value	*	[***]	100%
SVU Legacy, LLC	Delaware	N/A	1,000 units	[***]	100%
TC Michigan LLC	Michigan	N/A	*	[***]	100%
TTSJ Aviation, Inc.	Delaware	1,000 shares of common stock, $0.001 par value	100 shares of common stock, $0.001 par value	[***]	100%
Ultra Foods, Inc.	New Jersey	1,000 shares of common stock, $1.00 par value	1,000 shares of common stock, $1.00 par value	[***]	100%
Unified Grocers, Inc.	California	500,000 Class A shares, no par value; 2,000,000 Class B shares, no par value; 24 Class C shares, no par value	*	SUPERVALU ~~INC~~Wholesale Operations, Inc.	100%
Unified International, Inc.	Delaware	3,000 shares of common stock, $1.00 par value	*	Unified Grocers, Inc.	100%
~~W. Newell & Co. Distribution Company, LLC~~	~~Delaware~~	~~N/A~~	~~1,000 units~~	[***]	~~100%~~
W. Newell & Co. Equipment Company, Inc.	Delaware	5,000 shares of common stock, $0.001 par value	1,000 shares of common stock, $0.001 par value	[***]	100%
W. Newell & Co., LLC	Delaware	N/A	100 units (uncertificated)	[***]	100%
Wetterau Insurance Co. Ltd.	Bermuda	*	*	[***]	100%
WSI Satellite, Inc.	Missouri	30,000 shares of common stock, $1.00 par value	*	[***]	100%

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

State	Debtor	Secured Party	Filing Information	Collateral
MO	SUPERVALU Holdings, Inc.	American Greetings Corporation	File No. 20100025328E Filed: 3/10/2010 Lapse Date: 3/10/2020 Continuation File No. 1502235038390 Filed: 2/23/2015 Amendment File No. 1608247554554 Filed: 8/23/2016	Inventory sold or delivered by Secured Party or its affiliates to Debtor.
~~DE~~	~~SUPERVALU Inc.~~	~~Forsythe/McArthur Associates, Inc.~~	~~File No. 20080714996 Filed: 2/28/2008 Lapse Date: 2/28/2018 Continuation File No. 20123586692 Filed: 9/18/2012~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~General Electric Capital Corporation~~	~~File No. 20081059250 Filed: 3/20/2008 Lapse Date: 3/20/2018 Secured Party Amendment File No. 20125082773 Filed: 12/28/2012 Continuation File No. 20125082781 Filed: 12/28/2012~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~General Electric Capital Corporation~~	~~File No. 20081059292 Filed: 3/20/2008 Lapse Date: 3/20/2018 Secured Party Amendment File No. 20125088010 Filed: 12/28/2012 Continuation File No. 20125088028 Filed: 12/28/2012~~	~~Specific leased equipment.~~

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	SUPERVALU Inc.	Crown Credit Company	File No. 20092161534 Filed: 7/6/2009 Lapse Date: 7/6/2019 Continuation File No. 20142201762 Filed: 6/6/2014	Specific leased equipment.
DE	SUPERVALU Inc.	NCR Corporation	File No. 20092513429 Filed: 8/5/2009 Lapse Date: 8/5/2019 Continuation File No. 20143059110 Filed: 7/31/2014

All products, including without limitations, equipment, components, software, deliverables and supplies, whether now or hereafter acquired, which are acquired (directly or indirectly) from NCR Corporation and/or the acquisition of which is financed by NCR Corporation, and all proceeds.

DE	SUPERVALU Inc.	American Greetings Corporation

File No. 20100806459
Filed: 3/10/2010
Lapse Date: 3/10/2020

Continuation
File No. 20150636505
Filed: 2/13/2015

Collateral Amendment
File No. 20150775261
Filed: 2/24/2015

Amendment
File No. 20165092620
Filed: 8/22/2016

Inventory sold or delivered by Secured Party or its affiliates to Debtor.
~~DE~~	~~SUPERVALU Inc.~~	~~Banc of America Leasing & Capital, LLC~~	~~File No. 20114575224 Filed: 11/30/2011 Lapse Date: 11/30/2016~~	~~Specific equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~Banc of America Leasing & Capital, LLC~~	~~File No. 20114575240 Filed: 11/30/2011 Lapse Date: 11/30/2016~~	~~Specific equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~Nestle Dreyer’s Ice Cream Company~~	~~File No. 20115000438 Filed: 12/20/2011 Lapse Date: 12/20/2016~~	~~Specific consigned products.~~

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	SUPERVALU Inc.	Papyrus/Recycled Greetings, Inc.	File No. ~~20122461111~~20178058689 Filed: ~~6/26/2012~~12/6/2017 Lapse Date: ~~6/26/2017~~12/6/2022 Amendment File No. 20180827176 Filed 2/5/2018	Inventory sold or delivered by Secured Party to Debtor on a scan based trading and consignment basis.
DE	SUPERVALU Inc.	IBM Credit LLC	File No. ~~20122634972~~20144729984 Filed: ~~7/9/2012~~11/21/2014 Lapse Date: ~~7/9/2017~~11/21/2019	Specific leased equipment.
~~DE~~	~~SUPERVALU Inc.~~	~~IBM Credit LLC~~	~~File No. 20123107341 Filed: 8/10/2012 Lapse Date: 8/10/2017~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~IBM Credit LLC~~	~~File No. 20123761444 Filed: 9/28/2012 Lapse Date: 9/28/2017~~	~~Specific leased equipment.~~
DE	SUPERVALU Inc.	Banc of America Leasing & Capital, LLC ~~Citi Finance LLC Bank of Cape Cod~~

File No. ~~20130977810~~20132337609
Filed: ~~3/14/2013~~6/18/2013
Lapse Date: ~~3/14/2018~~6/18/2023

Collateral Amendment
File No. ~~20131080192~~20132566801
Filed: ~~3/21/2013~~7/3/2013

~~Amendment~~Continuation
File No. ~~20131958504~~20184089666
Filed: ~~5/22/2013~~6/15/2018

~~Amendment~~
~~File No. 20131970707~~
~~Filed: 5/23/2013~~

Specific leased equipment.
~~DE~~	~~SUPERVALU Inc.~~	~~IBM Credit LLC~~	~~File No. 20131479444 Filed: 4/17/2013 Lapse Date: 4/17/2018~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~IBM Credit LLC~~	~~File No. 20131769141 Filed: 5/8/2013 Lapse Date: 5/8/2018~~	~~Specific leased equipment.~~

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
~~DE~~	~~SUPERVALU Inc.~~	~~Banc of America Leasing & Capital, LLC~~	~~File No. 20132337609 Filed: 6/18/2013 Lapse Date: 6/18/2018 Collateral Amendment File No. 20132566801 Filed: 7/3/2013~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~Bank of Cape Cod~~	~~File No. 20132990712 Filed: 8/1/2013 Lapse Date: 8/1/2018~~	~~Specific leased equipment.~~
~~DE~~	~~SUPERVALU Inc.~~	~~IBM Credit LLC~~	~~File No. 20133839785 Filed: 10/1/2013 Lapse Date: 10/1/2018~~	~~Specific equipment.~~
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20134603222 Filed: 11/21/2013 Lapse Date: 11/21/2018	Specific equipment.
DE	SUPERVALU Inc.	Data Sales Co., Inc.	File No. 20140082693 Filed: 1/8/2014 Lapse Date: 1/8/2019	Specific leased equipment.
DE	SUPERVALU Inc.	Data Sales Co., Inc.	File No. 20141709716 Filed: 5/1/2014 Lapse Date: 5/1/2019	Specific leased equipment.
DE	SUPERVALU Inc.	CenturyLink Communications, LLC	File No. 20141885748 Filed: 5/13/2014 Lapse Date: 5/13/2019	Specific equipment.
DE	SUPERVALU Inc.	Consignor: TNG GP	File No. 20143887247 Filed: 9/19/2014 Lapse Date: 9/19/2019	Consigned goods.
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20144748711 Filed: 11/24/2014 Lapse Date: 11/24/2019	Specific leased equipment.
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20144775862 Filed: 11/25/2014 Lapse Date: 11/25/2019	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20144791000 Filed: 11/26/2014 Lapse Date: 11/26/2019	Specific leased equipment.
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20144832580 Filed: 12/2/2014 Lapse Date: 12/2/2019	Specific leased equipment.
DE	SUPERVALU Inc.	IBM Credit LLC	File No. 20145032339 Filed: ~~12/11//2014~~12/11/2014 Lapse Date: 12/11/2019	Specific leased equipment.
DE	SUPERVALU Inc.	Banc of America Leasing & Capital, LLC	File No. 20145134879 Filed: ~~12/17//2014~~12/17/2014 Lapse Date: 12/17/2019	Specific leased equipment.
DE	SUPERVALU Inc.	Nestle DSD Company; Dreyer’s Grand Ice Cream, Inc.; Nestle Dreyer’s Ice Cream Company	File No. 20153127312 Filed: 7/20/2015 Lapse Date: 7/20/2020 Amendment File No. 20181569207 Filed: 3/7/2018

(a) Ice cream, frozen novelties & other products sold under the following brand names: Dreyer’s, Skinny Cow, Frosty Paws, Edy’s, Nestle or Haegen/Dazs; and
(b) Frozen pizza & other frozen dinner items & products sold under the following brand names: DiGiornio, California Pizza Kitchen, Tombstone or Jack’s.

DE	SUPERVALU Inc.	Noreast Capital Corporation	File No. 20154950720 Filed: 10/27/2015 Lapse Date: 10/27/2020

UCC statement filing is for notice purposes & is not intended to convert lease into security agreement.

2 — CM2400 cash manager safes located at Shoppers Food and Pharmacy, 5600 Thea Alameda, Baltimore, MD 21239.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Bank of America, N.A.

File No. 20074212980
Filed: 11/6/2007
Lapse Date: 11/6/2022

Amendment
File No. 20122160986
Filed: 6/6/2012

Continuation
File No. 20122164319
Filed: 6/6/2012

Amendment
File No. 20152078144
Filed: 5/14/2015

Continuation
File No. 20175133290
Filed: 8/2/2017

Specific leased equipment
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20120533721 Filed: 2/9/2012 Lapse Date: 2/9/2022 Assignment File No. 20166170318 Filed: 10/7/2016 Continuation File No. 20166170318 Filed: 10/11/2016	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20120563363 Filed: 2/13/2012 Lapse Date: 2/13/2022 Assignment File No. 20166216152 Filed: 10/10/2016 Continuation File No. 20166270548 Filed: 10/12/2016	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20120572448 Filed: 2/13/2022 Lapse Date: 2/13/2022 Assignment File No. 20166218406 Filed: 10/10/2016 Continuation File No. 20166270688 Filed: 10/12/2016	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20120828246 Filed: 3/2/2012 Lapse Date: 3/2/2022 Assignment File No. 20166700023 Filed: 10/31/2016 Continuation File No. 20166873598 Filed: 11/7/2016	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20120920175 Filed: 3/9/2012 Lapse Date: 3/9/2022 Assignment File No. 20166760001 Filed: 11/2/2016 Continuation File No. 20167070392 Filed: 11/15/2016	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20121183930 Filed: 3/28/2012 Lapse Date: 3/28/2022 Assignment File No. 20166966772 Filed: 11/10/2016 Continuation File No. 20167128984 Filed: 11/17/2016	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Konica Minolta Premier Finance	File No. 20121708322 Filed: 5/2/2012 Lapse Date: 5/2/2022 Continuation File No. 20170935632 Filed: 2/10/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	CF Motor Vehicle Leases, LLC	File No. 20121768359 Filed: 5/7/2012 Lapse Date: 5/7/2022 Assignment File No. 20170302254 Filed: 1/13/2017 Continuation File No. 20170304342 Filed: 1/31/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	Crown Credit Company	File No. 20122046920 Filed: 5/29/2012 Lapse Date: 5/29/2022 Continuation File No. 20171360608 Filed: 3/1/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	CF Motor Vehicle Leases, LLC	File No. 20122459420 Filed: 6/26/2012 Lapse Date: 6/26/2022 Assignment File No. 20171201133 Filed: 2/22/2017 Continuation File No. 20171204509 Filed: 2/22/2017	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	CF Motor Vehicle Leases, LLC	File No. 20123091230 Filed: 8/9/2012 Lapse Date: 8/9/2022 Assignment File No. 20172118997 Filed: 3/31/2017 Continuation File No. 20172123054 Filed: 3/31/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20123785625 Filed: 10/1/2012 Lapse Date: 10/1/2022 Assignment File No. 20174049901 Filed: 6/19/2017 Continuation File No. 20174050826 Filed: 6/19/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20123799162 Filed: 10/2/2012 Lapse Date: 10/2/2022 Assignment File No. 20174121437 Filed: 6/22/2017 Continuation File No. 20174124282 Filed: 6/22/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20123930338 Filed: 10/11/2012 Lapse Date: 10/11/2022 Assignment File No. 20174418296 Filed: 7/5/2017 Continuation File No. 20174769946 Filed: 7/19/2017	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124345528 Filed: 11/9/2012 Lapse Date: 11/9/2022 Assignment File No. 20175150781 Filed: 8/3/2017 Continuation File No. 20175229593 Filed: 8/7/2017	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124345569 Filed: 11/09/12 Lapse Date: 11/09/2022 Assignment File No. 20175150922 Filed: 08/03/17 Continuation File No. 20175229841 Filed: 08/07/1 7	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124351062 Filed: 11/09/12 Lapse Date: 11/09/2022 Assignment File No. 20175167983 Filed: 08/04/1 7 Continuation File No. 20175247355 Filed: 08/08/1 7	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124596690 Filed: 11/29/12 Lapse Date: 11/29/2022 Assignment File No. 20175603748 Filed: 08/23/17 Continuation File No. 2017560831 7 Filed: 08/23/17	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124599983 Filed: 11/29/12 Lapse Date: 11/29/2022 Assignment File No. 20175608598 Filed: 08/23/17 Continuation File No. 20175612533 Filed: 08/23/17	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20124600799 Filed: 11/29/12 Lapse Date: 11/29/2022 Assignment File No. 20175603722 Filed: 08/23/17 Continuation File No. 20175607145 Filed: 08/23/17	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20130168931 Filed: 01/11/13 Lapse Date: 01/11/2023 Assignment File No. 20177006478 Filed: 10/20/17 Continuation File No. 20177010843 Filed: 10/20/17	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20131423053 Filed: 04/12/13 Lapse Date: 04/12/2023 Assignment File No. 2018012 6249 Filed: 01/05/18 Continuation File No. 2018012 7296 Filed: 01/05/18	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 2013181 71 71 Filed: 05/13/13 Lapse Date: 05/13/2023 Continuation File No. 20180524641 Filed: 01/23/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20131817346 Filed: 05/13/13 Lapse Date: 05/13/2023 Continuation File No. 20180524609 Filed: 01/23/18	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20132122944 Filed: 06/04/13 Lapse Date: 06/04/2023 Assignment File No. 20181031240 Filed: 02/13/18 Continuation File No. 20181040589 Filed: 02/13/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20132753433 Filed: 07/17/13 Lapse Date: 07/17/2023 Continuation File No. 20180525572 Filed: 01/23/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20132753482 Filed: 07/17/13 Lapse Date: 07/17/2023 Continuation File No. 20180525564 Filed: 01/23/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20132921956 Filed: 07/26/13 Lapse Date: 07/26/2023 Continuation File No. 20180725313 Filed: 01/31/18	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20133182491 Filed: 08/14/13 Lapse Date: 08/14/2023 Continuation File No. 20181384581 Filed: 02/28/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20133411841 Filed: 09/03/13 Lapse Date: 09/03/2023 Continuation File No. 20181594825 Filed: 03/08/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20133771459 Filed: 09/27/13 Lapse Date: 09/27/2023 Continuation File No. 20182345 672 Filed: 04/06/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20133771616 Filed: 09/27/13 Lapse Date: 09/27/2023 Continuation File No. 20182345664 Filed: 04/06/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20133958965 Filed: 10/09/13 Lapse Date: 10/09/2023 Continuation File No. 20182775894 Filed: 04/24/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20134291085 Filed: 11/01/13 Lapse Date: 11/01/2023 Continuation File No. 20183280407 Filed: 05/14/18	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20134738614 Filed: 12/03/13 Lapse Date: 12/03/2023 Continuation File No. 20184698268 Filed: 07/09/18	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20135132825 Filed: 12/27/13 Lapse Date: 12/27/2023 Continuation File No. 20185461922 Filed: 08/08/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20135148151 Filed: 12/30/13 Lapse Date: 12/30/2023 Continuation File No. 20185779984 Filed: 08/21/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20140379396 Filed: 01/29/14 Lapse Date: 01/29/2024 Continuation File No. 20185781618 Filed: 08/21/18	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20140780379 Filed: 02/28/14 Lapse Date: 02/29/2024 Continuation File No. 20186117440 Filed: 09/05/18	Specific leased equipment.
DE	United Natural Foods, Inc.	General Electric Capital Corporation	File No. 20140905778 Filed: 03/07/14 Lapse Date: 03/07/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20141684430 Filed: 04/30/14 Lapse Date: 04/30/2019	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20141684455 Filed: 04/30/14 Lapse Date: 04/30/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20142558567 Filed: 06/30/14 Lapse Date: 06/30/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20143059367 Filed: 07/31/14 Lapse Date: 07/31/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	BB&T Equipment Finance Corporation	File No. 20144003547 Filed: 10/06/14 Lapse Date: 10/06/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20144543443 Filed: 11/11/14 Lapse Date: 11/11/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20144543476 Filed: 11/11/14 Lapse Date: 11/11/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20144740304 Filed: 11/24/14 Lapse Date: 11/24/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20144799268 Filed: 11/26/14 Lapse Date: 11/26/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20144799292 Filed: 11/26/14 Lapse Date: 11/26/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20145300041 Filed: 12/30/14 Lapse Date: 12/30/2019	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20150661917 Filed: 02/17/15 Lapse Date: 02/17/2020	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20151032415 Filed: 03/11/15 Lapse Date: 03/11/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20151222701 Filed: 03/24/15 Lapse Date: 03/24/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20152243896 Filed: 05/27/15 Lapse Date: 05/27/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20152714714 Filed: 06/24/15 Lapse Date: 06/24/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153309928 Filed: 07/30/15 Lapse Date: 07/30/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153309993 Filed: 07/30/15 Lapse Date: 07/30/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Lease Corporation of America	File No. 20153499034 Filed: 07/31/15 Lapse Date: 07/31/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153332573 Filed: 07/31/15 Lapse Date: 07/31/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153391348 Filed: 08/05/15 Lapse Date: 08/05/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153421087 Filed: 08/06/15 Lapse Date: 08/06/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20153468567 Filed: 08/11/15 Lapse Date: 08/11/2020	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153617486 Filed: 08/19/15 Lapse Date: 08/19/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153693966 Filed: 08/24/15 Lapse Date: 08/24/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20153890000 Filed: 9/3/2015 Lapse Date: 9/3/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20154157433 Filed: 9/18/2015 Lapse Date: 9/18/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20154157607 Filed: 9/18/2015 Lapse Date: 9/18/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20154157912 Filed: 9/18/2015 Lapse Date: 9/18/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20154157938 Filed: 9/18/2015 Lapse Date: 9/18/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20155110928 Filed: 11/3/2015 Lapse Date: 11/3/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Hitachi Data Systems Credit Corp.	File No. 20155621403 Filed: 11/25/2015 Lapse Date: 11/25/2020	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20160322733 Filed: 1/15/2016 Lapse Date: 1/15/2021 Assignment File No. 20160844751 Filed: 2/11/2016	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20161018868 Filed: 2/19/2016 Lapse Date: 2/19/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20161813581 Filed: 3/28/2016 Lapse Date: 3/28/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20161909694 Filed: 3/31/2016 Lapse Date: 3/31/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20161913779 Filed: 3/31/2016 Lapse Date: 3/31/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20162213468 Filed: 4/14/2016 Lapse Date: 4/14/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20165375702 Filed: 9/2/2016 Lapse Date: 9/2/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20165388663 Filed: 9/2/2016 Lapse Date: 9/2/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20165455934 Filed: 9/7/2016 Lapse Date: 9/7/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Fifth Third Equipment Finance Company	File No. 20165456031 Filed: 9/7/2016 Lapse Date: 9/7/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20166059974 Filed: 10/3/2016 Lapse Date: 10/3/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20166243172 Filed: 10/11/2016 Lapse Date: 10/11/2021	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20166403214 Filed: 10/18/2016 Lapse Date: 10/18/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20167432964 Filed: 12/1/2016 Lapse Date: 12/1/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20167446840 Filed: 12/1/2016 Lapse Date: 12/1/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20167446857 Filed: 12/1/2016 Lapse Date: 12/1/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20167446972 Filed: 12/1/2016 Lapse Date: 12/1/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20167446998 Filed: 12/1/2016 Lapse Date: 12/1/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Citizens Asset Finance, Inc.	File No. 20167872615 Filed: 12/19/2016 Lapse Date: 12/19/2021	Specific leased equipment.
DE	United Natural Foods, Inc.	Cannon Financial Services, Inc.	File No. 20171896064 Filed: 3/23/2017 Lapse Date: 3/23/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20172552286 Filed: 4/19/2017 Lapse Date: 4/19/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20172844279 Filed: 5/1/2017 Lapse Date: 5/1/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173198899 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173198907 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173199012 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173199020 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173199087 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173199160 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20173203541 Filed: 5/15/2017 Lapse Date: 5/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272511 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272529 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272644 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272693 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272776 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272834 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20174272883 Filed: 6/28/2017 Lapse Date: 6/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20175512584 Filed: 8/18/2017 Lapse Date: 8/18/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Fleet Advantage Wells Fargo Equipment Finance, Inc.	File No. 20175512592 Filed: 8/18/2017 Lapse Date: 8/18/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20175711194 Filed: 8/28/2017 Lapse Date: 8/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20176155490 Filed: 9/15/2017 Lapse Date: 9/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20176155623 Filed: 9/15/2017 Lapse Date: 9/15/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Vendor Financial Services, LLC	File No. 20176460056 Filed: 9/28/2017 Lapse Date: 9/28/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20176618133 Filed: 10/4/2017 Lapse Date: 10/4/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20176893611 Filed: 10/16/2017 Lapse Date: 10/16/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178045496 Filed: 12/5/2017 Lapse Date: 12/5/2022	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178045595 Filed: 12/5/2017 Lapse Date: 12/5/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178645303 Filed: 12/29/2017 Lapse Date: 12/29/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178645378 Filed: 12/29/2017 Lapse Date: 12/29/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178645428 Filed: 12/29/2017 Lapse Date: 12/29/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178645436 Filed: 12/29/2017 Lapse Date: 12/29/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20178645519 Filed: 12/29/2017 Lapse Date: 12/29/2022	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181372578 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181372974 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181373048 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181373055 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181373147 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181373154 Filed: 2/27/2018 Lapse Date: 2/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181652011 Filed: 3/9/2018 Lapse Date: 3/9/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181652177 Filed: 3/9/2018 Lapse Date: 3/9/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181652292 Filed: 3/9/2018 Lapse Date: 3/9/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181652300 Filed: 3/9/2018 Lapse Date: 3/9/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181766472 Filed: 3/14/2018 Lapse Date: 3/14/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20181996285 Filed: 3/23/2018 Lapse Date: 3/23/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182187223 Filed: 3/30/2018 Lapse Date: 3/30/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182187314 Filed: 3/30/2018 Lapse Date: 3/30/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182187389 Filed: 3/30/2018 Lapse Date: 3/30/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182187397 Filed: 3/30/2018 Lapse Date: 3/30/2023	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182187488 Filed: 3/30/2018 Lapse Date: 3/30/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182567564 Filed: 4/16/2018 Lapse Date: 4/16/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182567663 Filed: 4/16/2018 Lapse Date: 4/16/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182567713 Filed: 4/16/2018 Lapse Date: 4/16/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182570642 Filed: 4/16/2018 Lapse Date: 4/16/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182754535 Filed: 4/23/2018 Lapse Date: 4/23/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182754568 Filed: 4/23/2018 Lapse Date: 4/23/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182754659 Filed: 4/23/2018 Lapse Date: 4/23/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20182754741 Filed: 4/23/2018 Lapse Date: 4/23/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183268204 Filed: 5/14/2018 Lapse Date: 5/14/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183268295 Filed: 5/14/2018 Lapse Date: 5/14/2023	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183268303 Filed: 5/14/2018 Lapse Date: 5/14/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183571904 Filed: 5/25/2018 Lapse Date: 5/25/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183789928 Filed: 6/4/2018 Lapse Date: 6/4/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183789936 Filed: 6/4/2018 Lapse Date: 6/4/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183789993 Filed: 6/4/2018 Lapse Date: 6/4/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183790009 Filed: 6/4/2018 Lapse Date: 6/4/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20183790066 Filed: 6/4/2018 Lapse Date: 6/4/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20184993594 Filed: 7/20/2018 Lapse Date: 7/20/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20185159948 Filed: 7/27/2018 Lapse Date: 7/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20185166497 Filed: 7/27/2018 Lapse Date: 7/27/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	U.S. Bank Equipment Finance, a division of U.S. Bank National Association	File No. 20185424193 Filed: 8/7/2018 Lapse Date: 8/7/2023	Specific leased equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
DE	United Natural Foods, Inc.	U.S. Bank Equipment Finance, a division of U.S. Bank National Association	File No. 20185424698 Filed: 8/7/2018 Lapse Date: 8/7/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20185608613 Filed: 8/14/2018 Lapse Date: 8/14/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20185608621 Filed: 8/14/2018 Lapse Date: 8/14/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20186403352 Filed: 9/17/2018 Lapse Date: 9/17/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Fleet Advantage, LLC Wells Fargo Equipment Finance, Inc.	File No. 20186725002 Filed: 9/28/2018 Lapse Date: 9/28/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Banc of America Leasing & Capital, LLC	File No. 20186725531 Filed: 9/28/2018 Lapse Date: 9/28/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Fleet Advantage, LLC Wells Fargo Equipment Finance, Inc.	File No. 20186781914 Filed: 10/1/2018 Lapse Date: 10/1/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20186975318 Filed: 10/9/2018 Lapse Date: 10/9/2023	Specific leased equipment.
DE	United Natural Foods, Inc.	Wells Fargo Equipment Finance, Inc.	File No. 20186975326 Filed: 10/9/2018 Lapse Date: 10/9/2023	Specific leased equipment.
MN	Super Valu	Forklifts of Minnesota, Inc.	File No. 891253900023 Filed: 6/7/2016 Lapse Date: 6/7/2021	Specific equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
FL	Associated Grocers of Florida, Inc.	Crown Equipment Corporation

File No. 200407753689
Filed: 8/27/2004
Lapse Date: 7/29/2019

Continuation
File No. 200900121503
Filed: 3/4/2009

Collateral Amendment
File No. 201308479938
Filed: 2/21/2013

Continuation
File No. 201401904899
Filed: 7/29/2014

Name Change Amendment
File No. 201607384289
Filed: 4/21/2016

Specific equipment.
FL	Associated Grocers of Florida, Inc.	NMHG Financial Services, Inc.	File No. 200901312744 Filed: 10/6/2009 Lapse Date: 5/8/2019 Continuation File No. 201401388068 Filed: 5/8/2014	Specific equipment.
FL	Associated Grocers of Florida, Inc.	Raymond Leasing Corporation	File No. 201207430364 Filed: 8/30/2012 Lapse Date: 7/27/2022 Collateral Amendment File No. 201701783582 Filed: 7/11/2017 Continuation File No. 201701979444 Filed: 7/27/2017	Specific equipment.
FL	Associated Grocers of Florida, Inc.	NMHG Financial Services, Inc.	File No. 201401771325 Filed: 7/8/2014 Lapse Date: 7/8/2019	Specific equipment.
FL	Associated Grocers of Florida, Inc.	Xerox Corporation	File No. 201502857209 Filed: 1/5/2015 Lapse Date: 1/5/2020	Specific equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

State	Debtor	Secured Party	Filing Information	Collateral
FL	Associated Grocers of Florida, Inc.	Axis Capital, Inc.	File No. 201504612173 Filed: 8/4/2015 Lapse Date: 8/4/2020	Specific equipment.
FL	Associated Grocers of Florida, Inc.	Axis Capital, Inc.	File No. 20150480322X Filed: 8/24/2015 Lapse Date: 8/24/2020	Specific equipment.
FL	Associated Grocers of Florida, Inc.	Axis Capital, Inc.	File No. 201505118512 Filed: 9/24/2015 Lapse Date: 9/24/2020	Specific equipment.
FL	Associated Grocers of Florida, Inc.	C T Corporation System, as representative	File No. 201607268882 Filed: 4/8/2016 Lapse Date: 4/8/2021	Specific equipment.
FL	Associated Grocers of Florida, Inc.	U.S. Bank Equipment Finance, a Division of U.S. Bank National Association	File No. 201609773231 Filed: 12/23/2016 Lapse Date: 12/23/2021	Specific equipment.
FL	Associated Grocers of Florida, Inc.	C T Corporation System, as representative	File No. 201700873367 Filed: 4/11/2017 Lapse Date: 4/11/2022	Specific equipment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.2

SCHEDULE 9.1.11

ROYALTIES; PATENTS, TRADEMARKS AND COPYRIGHTS

1.              In the ordinary course of business, Supervalu and its Subsidiaries license, and pay licensee and maintenance fees for, the use of and access to, various third-party software which is used in and necessary to the conduct of its business.

2.              Registered Trademarks and Trademark Applications:

Owner	Trademark	Status	App. Date	App. No.	Reg. Date	Reg. No	Country
SUPERVALU Licensing, LLC	1 2 3 4 FOR THE COMMUNITY	Registered	Sep-12-2008	77568464	May-26-2009	3,626,212	USA
SUPERVALU Licensing, LLC	A FRESH TAKE ON VALUE	Registered	Jan-6-2016	86867130	Apr-4-2017	5177545	USA
SUPERVALU Licensing, LLC	A SMART CHOICE FOR SAVINGS. DOLLAR SMART	Registered	Apr-30-2003	78243633	Sep-20-2005	2996944	USA
~~SUPERVALU~~Supervalu Licensing, LLC	A TRADITION OF FRESH THINKING	Registered	Aug-23-2005	TMA~~738,288~~1269660	Apr-17-2009	TMA738,288	Canada
Unified Grocers, Inc.	A WORLD OF DIFFERENCE	Registered	Jan-14-2014	86165521	Mar-29-2016	4927982	USA
SUPERVALU Licensing, LLC	ARCTIC SHORES SEAFOOD COMPANY	Registered	Dec-12-2011	85492518	Aug-7-2012	4185858	USA
SUPERVALU Licensing, LLC	ARCTIC SHORES SEAFOOD COMPANY	Registered	Jun-26-2006	78916558	Feb-19-2008	3386833	USA
SUPERVALU Licensing, LLC	AWESOME	Registered	Jan-2-2001	76191790	Jun-4-2002	2576742	USA
Unified Grocers, Inc.	B.I.G. BETTER INDEPENDENT GROCERS	Registered	Jun-10-1983	16737	Jun-10-1983	16737	California
Unified Grocers, Inc.	B.I.G. BETTER INDEPENDENT GROCERS	Registered	Oct-14-2016	121616	Oct-14-2016	121616	California
SUPERVALU Licensing, LLC	BABY BASICS	Registered	Apr-3-1995	74655402	Mar-17-1998	2144905	USA
SUPERVALU Licensing, LLC	BASICS FOR KIDS	Registered	Sep-28-2006	77009937	Aug-28-2007	3284349	USA
SUPERVALU Licensing, LLC	BASICS FOR KIDS	Registered	Sep-28-2006	77009933	Aug-4-2009	3662314	USA

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.11-14

TRADEMARK CASE PRINT

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T02193-US	Registered	Regular	75153421	08/20/1996	2248478	06/01/1999	06/01/2019	06/01/2019

Country	United States	Trademark	SUNSPLASH MARKET	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02266-CA	Registered	Regular	1539398	08/11/2011	830725	08/27/2012	08/27/2027	08/27/2027

Country	Canada	Trademark	RISING MOON ORGANICS & Design	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~
Blue Marble Brands, LLC

U010-UNF	T02653-US	Registered	Regular	77579954	09/26/2008	3615593	05/05/2009	05/05/2019	05/05/2019

Country	United States	Trademark	UNFI	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02654-US	Registered	Regular	77579975	09/26/2008	3634425	06/09/2009	06/09/2019	06/09/2019

Country	United States	Trademark	UNFI DRIVEN BY NATURE and Design (logo)	Attorney

Client\Division

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T02709-CA	Registered	Regular	1313435	08/11/2006	786273	01/04/2011	01/04/2026	01/04/2026

Country	Canada	Trademark	FANTASTIC WORLD FOODS	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~
Blue Marble Brands, LLC

U010-UNF	T02737-JP	Registered	Regular	12630694	12/14/1994	4330701	10/29/1999	10/29/2019	10/29/2019

Country	Japan	Trademark	FANTASTIC FOODS & DESIGN	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02737-JP1	Registered	Regular	12630794	12/14/1994	4282810	06/11/1999	06/11/2019	06/11/2019

Country	Japan	Trademark	FANTASTIC FOODS & DESIGN	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02899-US	Registered	Regular	77853859	10/21/2009	3820881	07/20/2010	07/20/2020	07/20/2020

Country	United States	Trademark	CLEARVUE	Attorney

Client\Division

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T02977-US	Registered	Intent To Use Application	85012434	04/13/2010	3926983	03/01/2011	03/01/2021	03/01/2021

Country	United States	Trademark	EARTH ORIGINS MARKET	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02977-US1	Registered	Regular	85914499	04/25/2013	4504334	04/01/2014	04/01/2024	04/01/2024

Country	United States	Trademark	EARTH ORIGINS MARKET	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T02998-CA	Registered	Regular	1508778	~~12/20/2010~~12/21/2010	817852	02/17/2012	02/17/2027	02/17/2027

Country	Canada	Trademark	GRATEFUL HARVEST ORGANIC 100% PURE NEW ZEALAND and Design (color logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03074-US	Registered	Regular	85203188	12/21/2010	3978302	06/14/2011	06/14/2021	06/14/2021

Country	United States	Trademark	EARTH ORIGINS MARKET and Design (color logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03074-US1	Registered	Regular	85913132	04/24/2013	4504329	04/01/2014	04/01/2024	04/01/2024

Country	United States	Trademark	EARTH ORIGINS MARKET and Design (color logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03088-CA1	Registered	Regular	1537237	07/26/2011	842281	02/05/2013	02/05/2028	02/05/2028

Country	Canada	Trademark	WOODSTOCK EAT BECAUSE IT’S GOOD! (LOGO)	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~ Blue Marble Brands, LLC

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T03089-CA1	Registered	Regular	1537236	07/26/2011	842624	02/07/2013	02/07/2028	02/07/2028

Country	Canada	Trademark	WOODSTOCK	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~ Blue Marble Brands, LLC

U010-UNF	T03090-CA1	Registered	Regular	1537235	07/26/2011	841894	01/31/2013	01/31/2028	01/31/2028

Country	Canada	Trademark	EAT BECAUSE ITS GOOD!	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~ Blue Marble Brands, LLC

U010-UNF	T03143-CA	Registered	Regular	1538713	08/08/2011	847222	03/28/2013	03/28/2028	03/28/2028

Country	Canada	Trademark	HARVEST BAY and Design (logo with swoosh)	Attorney	David R. Josephs

				Client\Division	~~United Natural Foods, Inc.~~ Blue Marble Brands, LLC

U010-UNF	T03196-US	Registered	Regular	85332059	05/27/2011	4083374	01/10/2012	01/10/2022	01/10/2022

Country	United States	Trademark	IUNFI

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T03362-US	Registered	Intent To Use Application	85620942	05/09/2012	4332890	05/07/2013	05/07/2023	05/07/2023

Country	United States	Trademark	EARTH ORIGINS OUTLET	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03391-US	Registered	Regular	85649668	06/12/2012	4438359	11/26/2013	11/26/2023	11/26/2023

Country	United States	Trademark	ALBERT’S ORGANICS	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03392-US	Registered	Regular	85649708	06/12/2012	4438360	11/26/2013	11/26/2023	11/26/2023

Country	United States	Trademark	ALBERT’S ORGANICS and Design (B-W logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03395-CA	Registered	Regular	1584216	~~07/12/2012~~06/29/2012	860679	09/19/2013	09/19/2028	09/19/2028

Country	Canada	Trademark	UNFI DRIVEN BY NATURE and Design (Canadian color logo with red leaf)	Attorney

Client\Division

U010-UNF	T03769-US	Registered	Regular	86121462	11/18/2013	4567433	07/15/2014	07/15/2024	07/15/2024

Country	United States	Trademark	SELECT NUTRITION DISTRIBUTORS & design	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T03790-CA	Registered	Regular	1665705	02/27/2014	~~1665705~~964796	03/06/2017	03/06/2032	03/06/2032

Country	Canada	Trademark	SELECT NUTRITION (LOGO)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNF	T04531-US	Filed	Intent To Use Application	87667644	11/01/2017

Country	United States	Trademark	UNFI FRESH and Design (b-w logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T04559-CA	Filed	Regular	~~1186883~~1868887	11/20/2017

Country	Canada	Trademark	PRO ORGANICS PRODUCE & FRESH FOOD and Design	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

U010-UNF	T04594-US	Registered	Regular	76029019	04/17/2000	2766041	09/23/2003	09/23/2023	09/23/2023

Country	United States	Trademark	KOYO and Design (tree logo)	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14

ClientCode	Docket Number	Status	Case Type	Appl. No.	Appl. Date	Reg. No.	Reg. Date	Exp. Date	Renewal Date

U010-UNT	T04558-US	Filed	Intent To Use Application	87687890	11/16/2017

Country	United States	Trademark	GROOVE	Attorney	David R. Josephs

				Client\Division	United Natural Foods, Inc./United Natural Trading, LLC

U010-CA	T04517-CA	Filed	Proposed Use	1897105	05/02/2018

Country	Canada	Trademark	FOOD FOR FOODIES	Attorney	David R. Josephs

				Client\Division	UNFI Canada, Inc.

U010-CA	T04517-CA	Filed	Proposed Use	1899808	5/17/2018

Country	Canada	Trademark	ALIMENTS POUR GOURMETS	Attorney	David R. Josephs

				Client\Division	UNFI Canada, Inc.

U010-CA	T04517-CA	Filed	Proposed Use	1899807	5/17/2018

Country	Canada	Trademark	LA GASTRONOMIE AU QUOTIDIEN	Attorney	David R. Josephs

				Client\Division	UNFI Canada, Inc.

U010-CA	T04517-CA	Filed	Proposed Use	1897102	5/02/2018

Country	Canada	Trademark	GOURMET EVERYDAY	Attorney	David R. Josephs

				Client\Division	UNFI Canada, Inc.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

SCHEDULE 1.1(b)

FISCAL PERIODS AND FISCAL QUARTERS

Fiscal 2019		Fiscal 2021		Fiscal 2023
9/1/2018		9/5/2020		9/3/2022
9/29/2018		10/3/2020		10/1/2022
10/27/2018	Q1	10/31/2020	Q1	10/29/2022	Q1
12/1/2018		12/5/2020		12/3/2022
12/29/2018		1/2/2021		12/31/2022
1/26/2019	Q2	1/30/2021	Q2	1/28/2023	Q2
3/2/2019		3/6/2021		3/4/2023
3/30/2019		4/3/2021		4/1/2023
4/27/2019	Q3	5/1/2021	Q3	4/29/2023	Q3
6/1/2019		6/5/2021		6/3/2023
6/29/2019		7/3/2021		7/1/2023
8/3/2019	Q4	7/31/2021	Q4	7/29/2023	Q4

Fiscal 2020		Fiscal 2022		Fiscal 2024
9/7/2019		9/4/2021		9/2/2023
10/5/2019		10/2/2021		9/30/2023
11/2/2019	Q1	10/30/2021	Q1	10/28/2023	Q1
12/7/2019		12/4/2021		12/2/2023
1/4/2020		1/1/2022		12/30/2023
2/1/2020	Q2	1/29/2022	Q2	1/27/2024	Q2
3/7/2020		3/5/2022		3/2/2024
4/4/2020		4/2/2022		3/30/2024
5/2/2020	Q3	4/30/2022	Q3	4/27/2024	Q3
6/6/2020		6/4/2022		6/1/2024
7/4/2020		7/2/2022		6/29/2024
8/1/2020	Q4	7/30/2022	Q4	8/2/2024	Q4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE 9.1.20

LABOR CONTRACTS

1.                          Agreement ~~between UNFI~~By and Between United Natural Foods, Inc. (Auburn, WA — Drivers and Warehouse) and Teamsters Local Union No. 117, effective March 1, 2017 —  February 28, 2021.

2.                          Agreement between UNFI (Iowa City, IA — Warehouse) and ~~Chaufers~~Chauffeurs, Teamsters & Helpers Local Union No 238, effective July 2, 2017 — July 1, 2021.

3.                          Agreement between United Natural Foods, Inc. (Dayville, CT — Drivers) and Teamsters Local Union No. 493, effective August 1, 2014 — July 31, 2019.

4.                          ~~Agreement between~~Local 810, I.B.T. agreement with United Natural Trading ~~Co.~~LLC, dba Woodstock Farms Manufacturing ~~Co and Local 810 International Brotherhood of Teamsters~~(Edison, NJ), effective July 1, 2017 — ~~March 20~~June 30, ~~2019~~2020.

5.                          Agreement between Nor-Cal Produce, Inc. (Sacramento, CA — Drivers and Warehouse) and Chauffeurs, Teamsters and Helpers Local Union No. 150, effective June 1, 2014 — ~~May~~March 31, 2020.

6.                          Collective Bargaining Agreement between United Natural Foods, Inc. ~~and IBT Local 63 (chartered by the International Brotherhood of Teamsters, Chauffeurs, Warehousemen~~(Moreno Valley, CA — Transportation Office Staff) and Teamsters Local 63, effective March 12, 2016 — March 20, 2019.

~~and Helpers of America)~~7.                         Collective Bargaining Agreement between United Natural Foods, Inc. (Moreno Valley, CA — Drivers) and I.B.T. Local No. 63, effective March 12, 2016 - March 20, 2019.

8.                          Collective Bargaining Agreement between United Natural Foods, Inc. (Moreno Valley, CA — Warehouse) and Teamsters Local No. 166 — negotiations ongoing.

9.                          Agreement between United Natural Foods, Inc., dba Albert’s Organics (Vernon, CA — Warehouse), and Teamsters Local No. 166 — negotiations ongoing.

~~7~~10.            Agreement between Teamsters Local Union No. 493 and United Natural Foods, Inc., (Dayville, CT — Transportation Office), effective August 1, 2014 — July 31, 2019.

~~8~~11.            Collective Bargaining Agreement ~~between~~Between Teamsters Local ~~No.~~ 445 and United Natural Foods, Inc. (Hudson Valley, NY — Drivers), effective August 1, 2017 — July 31, 2020.

~~9~~12.            Collective Agreement ~~between~~Between Teamsters Local Union No. 419 and ~~United Natural Foods~~UNFI Canada, Inc. (Concord, Ontario — Drivers and Warehouse), effective March 1, 2017 — ~~March 5~~February 28, 2022.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-1

13.                   Agreement between Teamsters Local No. 853 and United Natural Foods, Inc. (Gilroy, CA — Drivers) — negotiations ongoing.

~~10~~14.     Agreement between SuperValu, Inc., Hazelwood (St. Louis) Distribution Company, Inc. and International Association of Machinists and Aerospace Workers, District No. 9, effective May 8, 2016 — November 9, 2019.

~~11~~15.     Agreement between Advantage Logistics Rocky Mountain and International Union of Operating Engineers, Local Union No. 1, effective June 20, 2016 —June 15, 2019.

~~12~~16.     Agreement between the Lancaster Distribution Center of SuperValu, Inc. and United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, AFL-CIO-CLC, Local Union 1035-11, effective October 27, 2015 — January 26, 2019.

~~13~~17.     Agreement between SuperValu, Inc. Tacoma — Inventory Control and International Brotherhood of Teamsters, Local Union No. 117, effective July 15, 2018 — July 17, 2021.

~~14~~18.     Agreement between SuperValu, Inc. Tacoma - Warehouse and International Brotherhoods of Teamsters, Local Union No. 117, effective July 15, 2018 — July 17, 2021.

~~15~~19.     Agreement between Cub Foods, Duluth and United Food and Commercial Workers Union, Local No. 1189, effective November 1, 2017 — October 31, 2020.

~~16~~20.     Agreement between United Food and Commercial Workers Union, Local No. 1189 and Cub Gold, effective April 3, 2016 — April 6, 2019.

~~17~~21.     Agreement between United Food and Commercial Workers Union, Local No. 1189 and Cub Foods, St. Paul, effective April 3, 2016 — April 6, 2019.

~~18~~22.     Agreement between SuperValu, Inc. Fargo Division (Drivers, Warehouse and Office) and International Brotherhood of Teamsters, Local No. 120, effective June 1, 2017 through June 1, 2019.

~~19~~23.     Agreement between SuperValu, Inc. Minneapolis (Hopkins) — Drivers and Warehouse and International Brotherhood of Teamsters, Local No. 120, effective June 1, 2018 — May 31, 2022.

~~20~~24.     Agreement between SuperValu Stores, Inc. (d/b/a Cub Foods), Grocery — Freeport Store and UFCW Local 1546, effective August 27, 2017 — June 27, 2020

~~21~~25.     Agreement between SuperValu Stores, Inc. (d/b/a Cub Foods), Meat — Freeport Store and UFCW Local 1546, effective August 27, 2017 — June 27, 2020.

~~22~~26.     Agreement between SuperValu, Inc.  — Billings Distribution Center and Teamsters Local Union No. 190, and between SuperValu, Inc. — Great Falls, Montana Drivers and Teamsters Local Union No. 2, effective April 22, 2018 — April 22, 2023.

~~23~~27.     Agreement between Bakery, Confectionery, Tobacco Workers and Grain Millers Union, Twin Cities Local 22, AFL-CIO and Cub Foods, effective September 6, 2015 — September 8, 2018.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-2

~~24~~28.     Agreement between Shoppers Food and Pharmacy and United Food and Commercial Workers Union, Local 27, effective July 9, 2017 — July 11, 2020.

~~25~~29.     Agreement between SuperValu Tacoma Grocery Division and International Association of Machinists and Aerospace Workers, AFL-CIO, District Lodge No. 160, Automotive Machinists, Local No. 297, effective July 10, 2014 — July 14, 2018.

~~26~~30.     Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 5, 2016 — June 1, 2019 (Driver Agreement).

~~27~~31.     Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 5, 2016 — June 1, 2019 (Building and Equipment Maintenance Employees).

~~28~~32.     Collective Bargaining Agreement between SuperValu, Inc. New Stanton and International Brotherhood of Teamsters, Local Union No. 30, effective June 5, 2016 — June 1, 2019 (Warehouse Agreement).

~~29~~33.     Agreement between SuperValu, Inc. and International Brotherhood of Teamsters, Union Local No. 313 (Tacoma Warehouse Receiving & Billing Clerks), effective July 15, 2018 — July 17, 2021.

~~30~~34.     Agreement between SuperValu, Inc. and International Brotherhood of Teamsters, Local No. 313, (Tacoma - Drivers) effective July 15, 2018 — July 17, 2021.

~~31~~35.     Labor Agreement between SuperValu, Inc. and Bakery, Confectionery, Tobacco Workers and Grain Millers International Union Local 358, (Mechanicsville - Warehouse) effective February 1, 2018 — January 23, 2021.

~~32~~36.     Agreement between Shoppers Food and Pharmacy and United Food & Commercial Workers Union, Local 400, effective July 9, 2017 — July 11, 2020.

~~33~~37.     Agreement between SuperValu, Inc., Fort Wayne Distribution Center and International Brotherhood of Teamsters, Local Union No. 414, effective June 15, 2017 — September 14, 2019.

~~34~~38.     Agreement between Unified Grocers, Inc. Stockton (Automotive Workers) and Teamsters Local 439, effective September 20, 2015 — September 19, 2020.

~~35~~39.     Agreement between Unified Grocers, Inc. Stockton (Wholesale Delivery Drivers) and Teamsters Local 439, effective September 20, 2015 — September 19, 2020.

~~36~~40.     Agreement between Unified Grocers, Inc. Stockton (Dry Warehouse) and Teamsters Local Union No. 439, effective September 20, 2015 — September 19, 2020.

~~37~~41.     Agreement between Unified Grocers, Inc. Stockton (Frozen Foods Warehouse) and Teamsters Local Union No. 439, effective September 19, 2015 — September 19, 2020.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-3

~~38~~42.     Agreement between Unified Grocers, Inc. Stockton (Truck Mechanics) and Teamsters Local 439, effective September 19, 2015 and September 19, 2020.

~~39~~43.     Agreement between Advantage Logistics Inc. (Denver/Rocky Mountain - Warehouse) and International Brotherhood of Teamsters, Local Union No. 455, effective September 25, 2016 — September 26, 2020.

~~40~~44.     Agreement between Advantage Logistics Colorado South (Warehouse) and International Brotherhood of Teamsters, Local Union No. 455, effective April 24, 2016 — April 24, 2021.

~~41~~45.     Agreement between Unified Grocers, Inc. (Commerce and Santa Fe Springs, Automotive Workers) and International Brotherhood of Teamsters, Local 495, effective September 20, 2015 — September 19, 2020.

~~42~~46.     Agreement between Shop ‘n Save Warehouse Foods, Inc. (Maintenance) and International Brotherhood of Teamsters, Teamsters and Chauffeurs Local Union No. 525, effective July 17, 2016 — July 13, 2019.

~~43~~47.     Collective Bargaining Agreement between Shop ‘n Save Warehouse Foods, Inc. (Jerseyville — Meat/Deli) and U.F.C.W. Meat Cutters’ Union Local 534, effective October 7, 2012 — December 13, 2014.

~~44~~48.     Collective Bargaining Agreement between Shop ‘n Save Warehouse Foods, Inc. (Metro Illinois - Clerks) and United Food and Commercial Workers International Union, Local 534, effective October 17, 2010 — October 19, 2013.

~~45~~49.     Agreement between Shop ‘n Save Warehouse Foods, Inc., a member of the Greater St. Louis Food Employers’ Council (St. Louis - Meat, Deli & Seafood) — and the United Food and Commercial Workers Union, Local No. 534, effective July 18, 2011 — December 14, 2014 (as extended by the Extension Agreement between the Greater St. Louis Food Employers’ Council (Shop ‘n Save St. Louis) and UFCW Local 534.

~~46~~50.     Agreement between SuperValu Eastern Region, Mechanicsville, Virginia (Drivers) and International Brotherhood of Teamsters, Local Union No. 592, effective May 7, 2017 — May 7, 2022.

~~47~~51.     Collective Bargaining Agreement between SuperValu, Inc., Hazelwood Distribution Company, Inc. (St. Louis — Drivers) and International Brotherhood of Teamsters, Miscellaneous Drivers, Helpers, Health Care and Public Employees Union, Local 610, effective March 27, 2016 — March 30, 2019.

~~48~~52.     Agreement between SuperValu Stores, Inc. (Anniston) and International Brotherhood of Teamsters, Local 612, effective March 24, 2017 — March 26, 2022.

~~49~~53.     Agreement between SuperValu, Inc., Hazelwood Distribution Company, Inc. (St. Louis - Service Garage) and Automotive, Petroleum and Allied Industries Employees Union, Local No. 618, effective March 27, 2016 — March 30, 2019.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-4

~~50~~54.     Agreement between Unified Grocers, Inc. (Stockton and Santa Fe Springs - Frozen Food) and Teamsters Local Union No. 630, effective September 20, 2015 — September 19, 2020.

~~51~~55.     Agreement between SuperValu, Inc., Bismarck Distribution Center, Bismarck; North Dakota (Warehouse, Office & Drivers) and International Brotherhood of Teamsters, Local 638, effective June 18, 2017 — September 14, 2019.

~~52~~56.     Agreement between Cub Foods (Minneapolis, Monticello — Clerks and Meat) and United Food and Commercial Workers Union, District Local ~~653~~ now 663, effective March 4, 2018 — March 4, 2023.

~~53~~57.     Agreement between Shop ‘n Save Warehouse Foods Inc. (St. Louis — Clerks) and United Food and Commercial Workers Union, Local 655, effective May 9, 2016 — May 11, 2019.

~~54~~58.     Agreement between SuperValu, Inc. (Green Bay — Drivers & Warehouse) and International Brotherhood of Teamsters - Drivers, Warehouse & Dairy Employees, Local No. 662, effective June 1, 2016 — May 31, 2019.

~~55~~59.     Agreement between SuperValu, Inc. St. Louis Distribution Center (Warehouse) and International Brotherhood of Teamsters, Local Union No. 688, effective July 1, 2017 — September 20, 2019.

~~56~~60.     Wholesale Grocery Agreement between SuperValu, Inc. (Tacoma — Ellensburg Drivers) and International Brotherhood of Teamsters, Local Union No. 760, effective July 15, 2018 — July 17, 2021.

~~57~~61.     Collective Agreement between Unified Grocers, Inc. (Commerce Dispatching and Routing Clerks) and International Brotherhood of Teamsters, Local Union 848, effective September 20, 2015 — September 19, 2020.

~~58~~62.     Agreement between Unified Grocers, Inc. (Commerce and Stockton - Wholesale Delivery Drivers) and International Brotherhood of Teamsters, Local Union 848, effective September 20, 2015 — September 19, 2020.

~~59~~63.     Agreement between Unified Grocers, Inc. (Commerce and Santa Fe Springs - Truck Mechanics) and International Brotherhood of Teamsters, Local Union No. 848, effective September 20, 2015 — September 19, 2020.

~~60~~64.     Warehouse Agreement Between Unified Grocers, Inc. (Commerce and Santa Fe Springs — Dry Whs.) and Teamsters Local Union No. 630, effective September 20, 2015 — September 19, 2020.

~~61~~65.     Agreement between SHOP ‘n SAVE Warehouse Foods, Inc. (St. Louis - Meat, Delicatessen and Seafood Departments) and United Food and Commercial Workers Union Local No. 88, effective March 27, 2017 — March 28, 2020.

~~62~~66.     Collective Bargaining Agreement between Local 881 U.F.C.W and SHOP ‘n SAVE Warehouse Foods, Inc., (St. Louis - Clerks), effective September 21, 2014 — September 23, 2017 (as

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-5

extended by that certain Contract Extension Agreement Between UFCW Local 881 and Shop ‘n Save Warehouse Foods, Inc. (Metro Illinois Agreement), effective September 24, 2017).

~~63~~67.     Agreement between International Brotherhood of Teamsters and Unified Grocers, Inc. (Portland — Warehouse Supplement), effective April 24, 2016 — April 20, 2019.

~~64~~68.     Master Agreement between Unified Grocers, Inc. (Portland) and International Brotherhood of Teamsters, Local Unions No. 162, 206, 305, effective April 24, 2016 — April 20, 2019.

~~65~~69.     Agreement between International Brotherhood of Teamsters and Unified Grocers, Inc. (Portland — Drivers and Mechanics Supplement), effective April 24, 2016 — April 20, 2019.

~~66~~70.     Agreement by and between SUPERVALU, Inc. (Green Bay — Mechanics) and Lodge 1855, International Association of Machinists and Aerospace Workers, effective April 1, 2015 — March 31, 2020.

~~67~~71.     Wage and Working Agreement, by and between SuperValu, Inc. Minneapolis Distribution Center (Mechanics) and District Lodge No. 77 of the International Association of Machinists and Aerospace Workers, AFL-CIO, effective November 1, 2017 — October 31, 2020.

~~68~~72.     Bargaining Agreement between SuperValu, Inc. Distribution Center Lancaster County, Pennsylvania (Warehouse) and International Brotherhood of Teamsters, Local Union No. 771, effective January 14, 2017 — January 11, 2020.

~~69~~73.     Agreement by and between Supervalu, Inc. (Great Falls Cash & Carry) and Teamsters Local Union No. 2, effective April 22, 2018 — April 22, 2023.

~~70~~74.     Labor Arbitration between C. Lloyd/Teamsters Local 117 and SUPERVALU (Seattle warehouse) regarding termination of employee.  Arbitration decision was adverse, no final determination as to amount awarded.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-9.1.25-6

SCHEDULE 10.2.1

EXISTING DEBT

1.              Equipment Loan

Instrument	Amount Outstanding	Secured / Unsecured
Equipment Loan, between [***], as borrower and assignee of [***], [***] , as guarantor, and [***]	~~36,008,411.85~~42,232,775.21	Secured

2.              Intercompany Debt Arrangements

Lender	Borrower	Amount Owed
[***]	[***]	[***]
[***]	[***]	[***]

[***]

3.              Unsecured Surety Bonds (as of ~~8/27/18~~10/18/18)

[***]

4.              Standby Letters of Credit (as of ~~8/27/18~~10/18/18)

[***]

5.              Swap Termination Value

UNFI (as of ~~April 2018~~09/30/18)

•                  Interest Rate Swaps Termination Value:          $~~7,318,879.37~~    7,237,146

Supervalu (as of ~~August 2018~~10/16/18)

•                  Interest Rate Swap Termination Value:           $~~569,984~~ 606,773

•                  Fuel Hedge Swaps Termination Value:             $~~(11,632)~~ 25,733

6.              Guaranties

[***]

7.              Contingent Lease Liabilities

[***]

8.              [***]

9.              Capital Lease Obligations:

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.1-1

10.       California Workers’ Compensation Guaranties

•                  July 27, 2006, Agreement of Assumption and Guarantee of Workers’ Compensation Liabilities executed by SVU for the benefit of Albertson’s, Inc. in consideration for the Department of Industrial Relations permission for Albertson’s, Inc. to operate as certified self-insured employers in the State of California. SVU agrees to assume and guarantee to pay all liabilities and obligations which Albertson’s, Inc. may incur as a self-insurer of its California workers’ compensation liabilities on or after 7/27/2006 through 3/21/2013, when Supervalu completed the sale of New Albertson’s Inc. (“NAI”).

•                  August 8, 2007, Agreement of Assumption and Guarantee of Workers’ Compensation Liabilities executed by SVU for the benefit of American Drug Stores LLC in consideration for the Department of Industrial Relations permission for American Drug Store LLC to operate as certified self-insured employers in the State of California. SVU agrees to assume and guarantee to pay all liabilities and obligations which American Drug Store LLC may incur as a self-insurer of its California workers’ compensation liabilities arising on or after 8/3/2007 through 3/21/2013, when Supervalu completed the sale of NAI. (the parent company of American Drug Stores LLC).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.1-2

SCHEDULE 10.2.5

EXISTING INVESTMENTS

1.              Investments in non-wholly owned entities:

Entity Name	Owner	Ownership %
Blaine North 1996 L.L.C.	SUPERVALU INC.	70.00
Bloomington 1998, L.L.C.	SUPERVALU INC.	40.00
[***]	[***]	[***]
Burnsville 1998 L.L.C.	SUPERVALU INC.	77.50
Coon Rapids 2002 L.L.C.	SUPERVALU INC.	64.00
Eagan 2008 L.L.C.	SUPERVALU INC.	51.00
Eagan 2014 L.L.C.	SUPERVALU INC.	51.00
[***]	[***]	[***]
Forest Lake 2000, L.L.C.	SUPERVALU INC.	65.00
Fridley 1998 L.L.C.	SUPERVALU INC.	92.00
[***]	[***]	[***]
[***]	[***]	[***]
Hastings 2002 L.L.C.	SUPERVALU INC.	58.00
[***]	[***]	[***]
[***]	[***]	[***]
Lakeville 2014 L.L.C.	SUPERVALU INC.	51.00
[***]	[***]	[***]
[***]	[***]	[***]
Monticello 1998 L.L.C.	SUPERVALU INC.	90.00
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Northfield 2002 L.L.C.	SUPERVALU INC.	51.00
[***]	[***]	[***]
Plymouth 1998 L.L.C.	SUPERVALU INC.	62.50
Savage 2002 L.L.C.	SUPERVALU INC.	51.00
Shakopee 1997 L.L.C.	SUPERVALU INC.	25.00
Shorewood 2001 L.L.C.	SUPERVALU INC.	~~62.00~~83.00
Silver Lake 1996 L.L.C.	SUPERVALU INC.	51.00
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.5-0

2.              UNFI is a party to warrant agreements with Good Karma Foods, Inc., pursuant to which UNFI has the right to acquire up to 992 shares of Good Karma Foods, Inc.’s common stock.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

S-10.2.5-1

Exhibit IV

COMMITMENTS OF INCREMENTAL LENDERS

Incremental Lender	U.S. Revolver Commitment
Bank of America, N.A.	$17,500,000.00
Wells Fargo Bank, National Association	$17,500,000.00
JPMorgan Chase Bank, N.A.	$15,000,000.00
Branch Banking and Trust Company	$10,000,000.00
Bank of Montreal	$10,000,000.00
Royal Bank of Canada	$5,000,000.00
PNC Bank, National Association	$10,000,000.00
Capital One, National Association	$10,000,000.00
City National Bank	$5,000,000.00
Total:	$100,000,000.00

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.